                                                                   EXHIBIT 10.13


                                     LEASE



                                    Between



                         WATCHGUARD TECHNOLOGIES, INC.
                             a Delaware corporation
                                    (Tenant)



                                      and



                            505 UNION STATION LTD.,
                            a Washington corporation
                                   (Landlord)

                                     LEASE

     THIS LEASE (the "Lease") is made as of March 1, 2000, between 505 UNION
                      -----
STATION LTD., a Washington corporation (the "Landlord"), and the Tenant named in
                                             --------
the Schedule below.  The term "Project" means the building (the "Building")
                               -------                           --------
known as "505 Union Station" and the land (the "Land") located at 505 Fifth
                                                ----
Avenue South in Seattle, King County, Washington.  "Premises" means that part of
                                                    --------
the Project leased to Tenant described in the Schedule and outlined on
Appendix A.
-------- -

     The following schedule (the "Schedule") is an integral part of this Lease.
                                  --------
Terms defined in this Schedule shall have the same meaning throughout the Lease.

                                    SCHEDULE

     A.  Tenant: Watchguard Technologies, Inc.
     B.  Premises:  Floors 3, 4 & 5 in the Building
     C. Rentable Square Feet of the Premises: 87,439 RSF, per BOMA standards (ANSI Z 65.1.1996) ("BOMA")
     D. Tenant's Proportionate Share: 29.96% (based upon a total of 291,860 rentable square feet in the Building, per BOMA)
     E.  Security Deposit:   See Section 4 of the Addendum to Lease.
     F. Tenant's Real Estate Broker for this Lease: Eric Olmstead, NAI Leibsohn & Co.
     G.  Landlord's Real Estate Broker for this Lease:  Colliers International
     H. Tenant Improvements, if any: See the Tenant Improvement Agreement attached hereto as Appendix D.
                            ----------
     I. Commencement Date: Subject to extension pursuant to the terms of Appendix D, the date that is the earlier to occur of (i) the date
                                          -------
         Tenant occupies any substantial portion of the Premises for its business purposes; or (ii) ninety-seven (97) days after the date on which Landlord delivers possession of the entire Premises to Tenant with Landlord's Shell and Core Improvements (as defined in Appendix C) completed to the point that Tenant and its contractors shall be able to commence and continue Tenant's proposed improvements to the Premises without substantial interference or delay caused by Landlord's work not being fully completed (hereinafter, "Premises Delivery"). The foregoing notwithstanding, Tenant shall not be required to accept Premises Delivery at any time prior to May 15, 2000 or on less than fourteen
         (14) days' prior written notice of the Premises Delivery Date. Although Tenant shall not be required to accept Premises Delivery at any time prior to May 15, 2000, or on less than fourteen (14) days' prior written notice of the Premises Delivery Date, if Landlord tenders and Tenant accepts Premises Delivery prior to May 15, 2000 or on less than fourteen (14) days' prior written notice, then the 97-day period referenced above shall nevertheless not begin to run until May 15, 2000 or the date that is fourteen (14) days after the notice of the Premises Delivery date, whichever is later. It is anticipated that the Commencement Date will be August 22, 2000. Landlord and Tenant shall execute a Commencement Date Confirmation substantially in the form of Appendix F promptly following the Commencement Date.
         ----------

     J. Termination Date/Term: The term shall be ten (10) years and the Termination Date shall be midnight on the day immediately preceding the tenth (10) anniversary of the Commencement Date (anticipated to be August 22, 2010 (subject to the Option to Extend set forth in the Addendum to Lease attached hereto).
     K.  Credit Enhancement: See the Addendum to Lease attached hereto.
     L.  Base Rent:


                                   Annual           Monthly
          Period                 Rental Rate       Base Rent
          ------                 -----------       ---------

     Lease Months 1-12         $24.00/RSF (NNN)   $174,878.00

     Lease Months 13-24        $25.00/RSF (NNN)   $182,164.58

     Lease Months 25-36        $26.00/RSF (NNN)   $189,451.16

     Lease Months 37-48        $27.00/RSF (NNN)   $196,737.75

     Lease Months 49-60        $28.00/RSF (NNN)   $204,024.33

     Lease Months 61-72        $29.00/RSF (NNN)   $211,310.91

     Lease Months 73-84        $30.00/RSF (NNN)   $218,597.50

     Lease Months 85-96        $31.00/RSF (NNN)   $225,884.08

     Lease Months 97-108       $32.00/RSF (NNN)   $233,170.66

     Lease Months 109-120      $33.00/RSF (NNN)   $240,457.25

     1.  LEASE AGREEMENT.  On the terms stated in this Lease, Landlord leases
         ---------------
the Premises to Tenant, and Tenant leases the Premises from Landlord, for the Term beginning on the Commencement Date and ending on the Termination Date unless extended or sooner terminated pursuant to this Lease.

     2.  RENT.
         ----

         (a)  Types of Rent.  Tenant shall pay the following Rent, without
              -------------
notice demand, deduction or offset (except as specifically set forth herein) in the form of a check to Landlord at the following address:

          505 Union Station Ltd.
          505 Fifth Ave. S., Suite 800
          Seattle, WA 98104

          or in such other manner as Landlord may notify Tenant.

             (i)    Base Rent in monthly installments in advance, the first
                    ---------
monthly installment payable on the Commencement Date and thereafter on or before the first day of each month of the Term in the amount set forth in Section 12 of the above Schedule. If the Commencement Date or the Termination Date occurs other than on the first day of a month, Base Rent for such month shall be prorated on the basis of the number of days in such month that fall within the term.

             (ii)   Operating Cost Share Rent in an amount equal to the Tenant's
                    -------------------------
Proportionate Share of the Operating Costs for the applicable fiscal year of the Lease, paid monthly in advance in an estimated amount. Definitions of Operating Costs and Tenant's Proportionate Share, and the method for billing and payment of Operating Cost Share Rent are set forth in Sections 2(b), 2(c) and 2(d). Tenant acknowledges that this Lease is, in all respects, considered to be a net Lease and it is the intent of the parties that Tenant shall pay Tenant's Proportionate Share of the Operating Costs relating to the Building, the Land the Project, and the common areas of the Building.

             (iii)  Tax Share Rent in an amount equal to the Tenant's
                    --------------
Proportionate Share of the Taxes for the applicable fiscal year of this Lease, paid monthly in advance in an estimated amount. A definition of Taxes and the method for billing and payment of Tax Share Rent are set forth in Sections 2(b), 2(c) and 2(d).

             (iv)   Additional Rent in the amount of all costs, expenses,
                    ---------------
liabilities, and amounts which Tenant is required to pay under this Lease, excluding Base Rent, Operating Cost Share Rent, and Tax Share Rent, but including any interest for late payment of any item of Rent.

             (v)    Rent as used in this Lease means Base Rent, Operating Cost
                    ----
Share Rent, Tax Share Rent and Additional Rent. Tenant's agreement to pay Rent is an independent covenant, with no right of setoff, deduction or counterclaim of any kind.

         (b)    Payment of Operating Cost Share Rent and Tax Share Rent.
                -------------------------------------------------------

             (i)  Payment of Estimated Operating Cost Share Rent and Tax Share
                  ------------------------------------------------------------
Rent. Landlord shall estimate the Operating Costs and Taxes of the Project by
----
April 1 of each fiscal year, or as soon as reasonably possible thereafter. Landlord may revise these estimates whenever it obtains more accurate information, such as the final real estate tax assessment or tax rate for the Project. Within twenty (20) days after receiving the original or revised estimate from Landlord, Tenant shall pay Landlord one-twelfth (1/12th) of Tenant's Proportionate Share of this estimate, multiplied by the number of months that have elapsed in the applicable fiscal year to the date of such payment including the current month, minus payments previously made by Tenant for the months elapsed. On the first day of each month thereafter, Tenant shall pay Landlord one-twelfth (1/12th) of Tenant's Proportionate Share of this estimate, until a new estimate becomes applicable.

             (ii) Correction of Operating Cost Share Rent. Landlord shall
                  ---------------------------------------
deliver to Tenant a report for the previous fiscal year (the "Operating Cost
                                                              --------------
Report") by April 15 of each year, or as soon as reasonably possible thereafter,
------
setting forth (a) the actual Operating Costs incurred, (b) the amount of Operating Cost Share Rent due from Tenant, and (c) the amount of

Operating Cost Share Rent paid by Tenant. Within twenty (20) days after such delivery, Tenant shall pay to Landlord the amount due minus the amount paid. If the amount paid exceeds the amount due, Landlord shall apply the excess to Tenant's payments of Operating Cost Share Rent next coming due or, if the Term has then expired, Landlord shall pay the excess to Tenant at the time Landlord delivers the Operating Cost Report to Tenant.

             (iii)  Correction of Tax Share Rent.  Landlord shall deliver to
                    ----------------------------
Tenant a report for the previous fiscal year (the "Tax Report") by April 15 of
                                                   ----------
each year, or as soon as reasonably possible thereafter, setting forth (a) the actual Taxes, together with copies of all supporting tax bills, (b) the amount of Tax Share Rent due from Tenant, and (c) the amount of Tax Share Rent paid by Tenant. Within twenty (20) days after such delivery, Tenant shall pay to Landlord the amount due from Tenant minus the amount paid by Tenant. If the amount paid exceeds the amount due, Landlord shall apply the excess to Tenant's payments of Tax Share Rent next coming due, or, of the Term has then expired, Landlord shall pay the excess to Tenant at the time Landlord delivers the Tax Report to Tenant.

         (c)    Definitions.
                -----------

             (i)  Included Operating Costs. "Operating Costs" means, subject to
                  ------------------------   ---------------
the exclusions and limitations set forth below, any expenses, costs and disbursements of any kind other than Taxes, paid or incurred by Landlord in connection with the management, maintenance, operation, insurance, repair and other related activities in connection with any part of the Project and of the personal property, fixtures, machinery, equipment, systems and apparatus used by Landlord in connection therewith, including the cost of providing those services required to be furnished by Landlord under this Lease. Operating Costs shall also include the costs of any capital improvements which are intended to reduce Operating Costs or improve safety, and those made to keep the Project in compliance with governmental requirements enacted or reinterpreted after the Commencement Date applicable from time to time (collectively, "Included Capital
                                                               ----------------
Items"). A capital improvement shall be any alteration, repair, replacement or
-----
improvement of or to the Project, the cost of which would be capitalized and not included in current expenses under generally accepted accounting principles. The cost of an Included Capital Item shall be amortized over the lesser of seven (7)
                                                             ------
years or useful life of the Included Capital Item at a commercially reasonable interest rate and only the annual amortization shall be included in Operating Costs.

     If the Project is not fully occupied during any portion of any fiscal year, Landlord may adjust (an "Equitable Adjustment") Operating Costs to equal what
                         --------------------
would have been incurred by Landlord had the Project been fully occupied. This Equitable Adjustment shall apply only to Operating Costs which are variable and therefore increase as occupancy of the Project increases. Landlord may incorporate the Equitable Adjustment in its estimates of Operating Costs.

     If Landlord does not furnish any particular service whose cost would have constituted an Operating Cost to a tenant other than Tenant who has undertaken to perform such service itself, Operating Costs shall be increased by the amount which Landlord would have incurred if it had furnished the service to such tenant.

             (ii) Excluded Operating Costs.  Operating Costs shall not include:
                  ------------------------

                  (1) costs of alterations, renovations, improvements, painting or redecorating of tenant premises;

                  (2) costs of capital improvements other than Included Capital Items;

                  (3) interest and principal payments on mortgages or any other debt costs, or rental payments on any ground lease of the Project;

                  (4) promotional, marketing and advertising costs, real estate brokers' leasing commissions, all other costs and expenses of letting or reletting space in the Project, costs incurred in connection with disputes with tenants or in preparing, negotiating, or enforcing leases or related agreements, such as guarantees, estoppel certificates, nondisturbance agreements, termination agreements, amendments, subleases, assignments and the like, costs arising from the violation by Landlord or any occupant of the Project of the terms and conditions of any lease or other agreement, and the costs of any rental concessions or buyouts or tenant relocations;

                  (5)  legal fees and space planner fees;

                  (6) any cost or expenditure for which Landlord is reimbursed, by insurance proceeds, warranties, claims or otherwise, except by Operating Cost Share Rent, and costs occasioned by the gross negligence, intentional misconduct, or violating of law by Landlord, or its agents, employees or contractors;

                  (7) the cost of any service furnished to any office tenant of the Project which Landlord does not make available to Tenant;

                  (8)  depreciation, reserves, and bad debt or rent loss;

                  (9) franchise or income taxes imposed upon Landlord, except to the extent imposed in lieu of all or any part of Taxes;

                  (10) costs incurred in connection with the initial development and construction of the shell and core of the Building and costs of correcting defects in construction of the Building (as opposed to the cost of normal repair, maintenance and replacement expected with the construction materials and equipment installed in the Building); and

                  (11) the wages, salaries, compensation, benefits, and labor burden of any employee for services not related directly to the management, maintenance, operation and repair of the Project.

                  (12) management fees substantially in excess of the then-market rate fees or charges for similar services to similar buildings in the vicinity;

                  (13) increases in the cost of insurance directly caused by the activities of any other occupant of the Project; costs incurred to remove or remediate any hazardous material from the Building or Land and any judgements, fines, penalties or other costs incurred in connection with any hazardous material exposure or release; except to the extent caused by Tenant or its agents, employees, contractors, customers or invitees;

                  (14) political and charitable contributions;

                  (15) costs to acquire sculpture, paintings and other art objects;

                  (16) damages incurred by Landlord for any default or breach, hereunder or any claim, judgment or settlement related thereto; and

                  (17) costs related in any way to the financing, refinancing, or sale of the Project or any interest therein.

             (iii)  Taxes.  "Taxes" means any and all taxes, assessments and
                    -----    -----
charges of any kind, general or special, ordinary or extraordinary, levied against the Project, which Landlord shall pay or become obligated to pay in connection with the ownership, leasing, renting, management, use, occupancy, control or operation of the Project or of the personal property, fixtures, machinery, equipment, systems and apparatus used in connection therewith. Taxes shall include real estate taxes, personal property taxes, sewer rents, water rents, special or general assessments, transit taxes, ad valorem taxes, and any tax levied on the rents hereunder or the interest of Landlord under this Lease (the "Rent Tax"). Taxes shall also include all fees and other costs and expenses
      --------
paid by Landlord in reviewing any tax and in seeking a refund or reduction of any Taxes, whether or not the Landlord is ultimately successful.

     For any year, the amount to be included in Taxes (a) from taxes or assessments payable in installments, shall be the amount of the installments (with any interest) due and payable during such year, and (b) from all other Taxes, shall be the amount due and payable in such year. Any refund or other adjustment to any Taxes by the taxing authority, shall apply to the year for which the adjustment is made. If and to the extent a refund is applicable to a year during the Term or extended Term, Landlord shall pay to Tenant Tenant's Proportionate Share of such refund and this obligation shall survive the expiration or termination of this Lease.

     Taxes shall not include any net income (except Rent Tax), capital, stock, succession, transfer, franchise, gift, estate or inheritance tax, except to the extent that such tax shall be imposed in lieu of any portion of Taxes nor shall include interest or penalties imposed for late payment of Taxes unless such late payment was caused by Tenant.

             (iv) Lease Year.  "Lease Year" means each consecutive twelve-month
                  ----------    ----------
period beginning with the Commencement Date, except that if the Commencement Date is not the first day of a calendar month, then the first Lease Year shall be the period from the Commencement Date through the final day of the twelve months after the first day of the following month, and each subsequent Lease Year shall be the twelve months following the prior Lease Year.

             (v)  Fiscal Year.  "Fiscal Year" means the calendar year, except
                  -----------    -----------
that the first fiscal year and the last fiscal year of the Term may be a partial calendar year.

         (d)   Computation of Base Rent and Rent Adjustments.
               ---------------------------------------------

             (i)   Prorations.  If this Lease begins on a day other than the
                   -----------
first day of a month, the Base Rent, Operating Cost Share Rent and Tax Share Rent shall be prorated for such partial month based on the actual number of days in such month. If this Lease begins on a day other than the first day, or ends on a day other than the last day, of the fiscal year, Operating Cost Share Rent and Tax Share Rent shall be prorated for the applicable fiscal year.

             (ii)  Default Interest.  Any sum due from Tenant to Landlord not
                   -----------------
paid when due shall bear interest from the date due until paid at the higher of
(a) the prime or similar rate published by The Wall Street Journal plus five
                                           -----------------------
percent (5%), or (b) fifteen percent (15%) per annum, but not in excess of the highest lawful rate permitted under applicable laws, calculated from the original due date thereof to the date of payment in full.

             (iii)  Rent Adjustments.  The square footage of the Premises and
                    -----------------
the Building set forth in the Schedule shall be confirmed by Landlord's and Tenant's architects upon completion of final plans for the construction of the Premises pursuant to Appendix D and thereafter shall be conclusively deemed to be the actual square footage thereof, without regard to any subsequent re-measurement of the Premises or the Building during the initial Term. If Landlord's and Tenant's architects are unable to confirm the square footage of the Building and Premises within thirty (30) days of the completion of the final plans for construction of the Premises, then the two architects shall, within forty-five (45) days of the completion of the final plans for the Premises, select a third architect that has not been employed by either Landlord or Tenant and such third architect shall promptly determine the square footage of the Building and the Premises. All determinations shall be made in accordance with BOMA. Landlord and Tenant shall each bear the costs of its architect and shall share equally the cost of the third architect. If, for any reason, the square footages of the Building and Premises have not been determined as herein provided by the Commencement Date, all obligations of Tenant hereunder that are based upon the square footages of either or both of the Building and the Premises, including Tenant's obligation to pay Base Rent, Operating Cost Share Rent and Tax Share Rent, shall be determined using the square footages set forth in the Schedule. When the square footages of the Building and Premises have been finally determined as provided herein, all obligations of Tenant hereunder that are based upon the square footages of either or both of the Building and the Premises, including Tenant's obligation to pay Base Rent, Operating Cost Share Rent and Tax Share Rent, shall be adjusted to reflect such determination and, if the Commencement Date has already occurred, any overpayment by Tenant shall be refunded by Landlord and any underpayment by Tenant shall be paid within thirty
(30) days of such determination. If any Operating Cost paid in one fiscal year relates to more than one fiscal year, Landlord may proportionately allocate such Operating Cost among the related fiscal years.

             (iv) Books and Records.  Landlord shall maintain books and records
                  ------------------
reflecting the Operating Costs and Taxes in accordance with sound accounting and management practices. Tenant and its certified public accountant shall have the right to inspect Landlord's records at Landlord's office upon at least seventy-two (72) hours' prior notice during Normal Business Hours during the ninety (90) days following the respective delivery of the Operating Cost Report or the Tax Report. The results of any such inspection shall be kept strictly confidential by Tenant and its agents, and Tenant and its certified public accountant must agree, in their contract for such services, to such confidentiality restrictions and shall specifically agree that the results shall not be made available to any other tenant of the Building. Unless Tenant sends to Landlord any written exception to either such report within said ninety (90) day period, such report shall be deemed final and accepted by Tenant. Tenant shall pay the amount shown on both reports in the manner prescribed in this Lease, whether or not Tenant takes any such written exception, without any prejudice to such exception. If Tenant makes a timely exception, Landlord shall cause its independent certified public accountant to issue a determination of Tenant's exception. If Tenant and Landlord cannot, within thirty (30) days after such determination, agree upon a resolution of the matters in dispute, then Landlord and Tenant shall select an independent certified public accountant that has not been previously engaged by either to make a final, conclusive determination of such matters, which determination shall be binding upon both Landlord and Tenant. Tenant shall pay the cost of such certification unless Landlord's original determination of annual Operating Costs or Taxes overstated the amounts thereof by more than seven and one-half percent (7 1/2%), in which case Landlord shall pay the cost of such certification.

             (v)  Miscellaneous.  So long as Tenant is in default of any
                  --------------
obligation under this Lease beyond the applicable notice and cure period, Tenant shall not be entitled to any refund of any amount from Landlord until such default is cured. If this Lease is terminated for any reason prior to the annual determination of Operating Cost Share Rent or Tax Share Rent, either party shall pay the full amount due to the other within twenty (20) days after Landlord's notice to Tenant of the amount when it is determined. Landlord may commingle any payments made with respect to Operating Cost Share Rent or Tax Share Rent, without payment of interest.

     3.  PREPARATION AND CONDITION OF PREMISES; POSSESSION AND SURRENDER OF
         ------------------------------------------------------------------
PREMISES.
--------

         (a)  Condition of Premises.  Except to the extent of the Tenant
              ---------------------
Improvements item on the Schedule, and Landlord's obligation to construct Landlord's Shell and Core Improvements as hereinafter provided, Landlord is leasing the Premises to Tenant "as is", without any obligation to alter, remodel, improve, repair or decorate any part of the Premises. Subject to delays described below, Landlord (i) shall complete construction of Landlord's Shell and Core Improvements to the extent necessary to achieve Premises Delivery, and
(ii) shall thereafter substantially complete the same (excepting minor "punch list" items that can be completed without substantial interference to Tenant's use and enjoyment of the Premises) on or before the Commencement Date. Landlord shall complete Landlord's Shell and Core Improvements in a good and workmanlike fashion and in compliance with all laws, rules, codes, regulations and ordinances applicable thereto.

         (b)  Delivery Schedule.  In the event Landlord has not achieved
              -----------------
Premises Delivery by September 30, 2000 (the "Outside Delivery Date," which shall be extended by one (1) day for each one (1) day of delay caused by Tenant Delays (defined below) and up to ninety (90) days for delays caused by Force Majeure (defined in Section 21 hereinbelow, provided that delays caused by demolition of the Kingdome shall not be considered Force Majeure for purposes of this paragraph)), and thereafter continue construction without substantial interference or delay, then, from and after the Commencement Date, one (1) day of Base Rent shall abate for each one
(1) day after the Outside Delivery Date (subject to extension as set forth above) on which delivery actually occurs. If Premises Delivery has not occurred by December 31, 2000 for any reason other than Tenant Delays, then Tenant shall thereafter have the right to (i) terminate this Lease and, except as otherwise expressly provided herein, neither party shall have any further obligations to the other hereunder; or (ii) elect not to terminate this Lease, in which event one (1) day of Base Rent shall abate from and after the Commencement Date for each one (1) day after the Outside Delivery Date (subject to extension as set forth above) on which delivery actually occurs.

             (i)  Tenant Delay.  As used herein, "Tenant Delay" shall mean, as
                  ------------
to any delay experienced by Landlord in connection with its Shell and Core Work,
(a) any interference or delay caused by occurrences within the reasonable control of Tenant not otherwise permitted under this Lease (i.e. permitted Tenant approval and construction processes applied within scheduled time periods shall not be deemed Tenant Delay); (b) any delay caused by Tenant's failure or
      ---
refusal to furnish plans, or approve or disapprove plans for the Tenant Improvements in excess of the periods set out in Appendix D; (c) any delay attributable to changes in or additions to Landlord's plans requested by Tenant beyond or after the approval process set forth in Appendix D; or (d) any other delay in acts of Tenant required under Appendix D; provided that the foregoing clauses (a) through (d) shall apply only to the extent that such delay,
                                    ----
notwithstanding Landlord's reasonable best efforts to mitigate the delay, actually delays the date of Premises Delivery. Landlord shall notify Tenant as soon as reasonably possible when Landlord becomes aware of an event that it believes constitutes a Tenant Delay. Such notice shall include a description of the matter constituting the Tenant Delay and Landlord's good faith estimate of the length of the Tenant Delay. Landlord also agrees to meet and cooperate with Tenant to seek opportunities to minimize Tenant Delay.

         (c)  Tenant's Possession.  Tenant's taking possession of the Premises
              --------------------
upon delivery thereof by Landlord shall be conclusive evidence that the Premises was in good order, repair and condition, except for latent defects and except for items which are brought to Landlord's attention on or before the Commencement Date.

         (d)  Maintenance.  Throughout the Term and Extended Term, Tenant shall
              ------------
maintain the Premises in good condition and repair from and after the Commencement Date, loss or damage caused by the elements, ordinary wear, and fire and other casualty excepted, and at the termination of this Lease, or Tenant's right to possession, Tenant shall return the Premises to Landlord in broom-clean condition. To the extent Tenant fails to perform either obligation, Landlord may, but need not, restore the Premises to such condition and Tenant shall pay the reasonable cost thereof. Throughout the Term and Extended Term, Landlord shall maintain the common areas of the Project, the plumbing, mechanical, electrical, HVAC, and other systems of the Building, the roof, exterior walls, windows, foundation and other structural elements of the Building, and all components of Landlord's Shell and Core Improvements in good condition and repair consistent with Class-A office buildings located in the vicinity of the Project.

     4.  PROJECT SERVICES.  Landlord shall furnish services as follows:
         ----------------

         (a)  Heating and Air Conditioning.  During the normal business hours of
              ----------------------------
7:00 a.m. to 6:00 p.m., Monday through Friday, and 8:00 a.m. to 1:00 p.m. on Saturday ("Normal Business Hours"), Landlord shall furnish heating and air
           ---------------------
conditioning to provide a comfortable temperature for normal business operations. If Tenant installs equipment which adversely affects the temperature maintained by the air conditioning system, Landlord may, after notice to Tenant and a reasonable opportunity for Tenant to mitigate such adverse effects, install supplementary air conditioning units in the Premises, and Tenant shall pay to Landlord within thirty (30) days after demand as Additional Rent the actual reasonable cost of installation, operation and maintenance thereof.

     Landlord shall furnish heating and air conditioning after business hours if Tenant provides Landlord reasonable prior notice, and pays Landlord the then-current charges being charged to other Building occupants for such additional heating or air conditioning.

         (b)  Elevators.  Landlord shall provide non-attended passenger elevator
              ---------
service during Normal Business Hours to Tenant in common with Landlord and all other tenants. Landlord shall provide passenger service with at least one (1) elevator via access card at all other times, twenty-four hours per day, seven days per week, except in case of an emergency. The elevators shall be able to be programmed so that, if Tenant so requests, access to floors designated by Tenant will be accessible only by use of an access card.

         (c)  Electricity.  Landlord shall provide sufficient electricity to
              -----------
operate HVAC equipment, normal office lighting and office equipment. Tenant shall not install or operate in the Premises any electrically operated equipment or other machinery, other than business machines and equipment normally employed for general office use in a normal density which do not require high electricity consumption for operation, without obtaining the prior written consent of Landlord. Electricity may be submetered by Landlord at Tenant's expense, and Tenant shall reimburse Landlord as Additional Rent for the cost of its submetered consumption based upon Landlord's average cost of electricity. Such Additional Rent shall be in addition to Tenant's obligations pursuant to Section 2A(2) to pay its Proportionate Share of Operating Costs.

         (d)  Water.  Landlord shall furnish hot and cold tap water for drinking
              -----
and toilet purposes. Tenant shall pay Landlord for water furnished for any other purpose as Additional Rent at rates fixed by Landlord.

         (e)  Janitorial Service.  Landlord shall furnish janitorial service
              ------------------
similar to that furnished in comparable Class-A general office space within the general area. Any and all additional janitorial service desired by Tenant shall be contracted for by Tenant directly with Landlord's janitorial agent, and the cost and payment thereof shall be Tenant's responsibility.

         (f)  Security.  The Building shall initially have a PC-based card
              --------
access system to control access to all building entrances. All card readers for the Building shall initially be proximity type. Each entrance to the Building shall be monitored by closed-circuit television or other security protections commonly utilized in comparable Class-A office buildings in downtown Seattle, Washington.

         (g)  Interruption of Services.  If any of the Building equipment or
              ------------------------
machinery ceases to function properly for any cause whatsoever, Landlord shall use reasonable diligence to repair the same promptly. Landlord's inability to furnish, to any extent, the Project services set forth in this Section 4, or any cessation thereof resulting from any causes, including any entry for repairs pursuant to this Lease, and any renovation, redecoration or rehabilitation of any area of the Building shall not, except in the event of the gross negligence, willful misconduct or breach of an express obligation under this Lease by Landlord or Landlord's contractors, agents or employees, render Landlord liable for damages to either person or property or for interruption or loss to Tenant's business, nor be construed as an eviction of Tenant, nor except as otherwise provided herein, work an abatement of any portion of Rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. The foregoing notwithstanding, if (i) there occurs an interruption or failure of service or facilities provided by Landlord that is caused by the gross negligence, willful misconduct or breach of this Lease by Landlord or Landlord's agents, employees or contractors, or (ii) if there occurs an interruption or failure of service or facilities provided by Landlord from any other cause within Landlord's reasonable control and Landlord does not begin to cure such failure to the extent within its reasonable control within five (5) days and thereafter diligently continue such cure to completion, then, in either case, from the fifth (5th) day of the existence of the interruption until the service is fully restored, Base Rent payable by Tenant hereunder shall be abated for the portion of the Premises for which normal and customary utilization by Tenant is impractical.

     5.  ALTERATIONS AND REPAIRS.
         ------------------------

         (a)  Landlord's Consent and Conditions.  Tenant shall not make any
              ---------------------------------
improvements or alterations to the Premises (the "Work", which term shall not
                                                  ----
apply to the initial Tenant Improvements) without in each instance submitting plans and specifications for the Work to Landlord and obtaining Landlord's prior written consent which shall not be unreasonably withheld. Pursuant to Section 5(a)(vi) below, Tenant shall pay Landlord's standard charge for review of the plans and all other items submitted by Tenant. Landlord may withhold its consent in its sole discretion for any Work which (a) impacts the base structural components or systems of the Building, (b) impacts any other tenant's premises, or (c) is visible from outside the Premises. Further, as a condition to its consent Landlord may require Tenant to remove such Work or changes to the Premises upon the expiration or earlier termination of the Term and to restore the Premises to the condition they were in prior to such Work or changes, including restoring any damage resulting from such removal, all at Tenant's expense.

     Tenant shall reimburse Landlord for actual costs incurred for review of the plans and all other items submitted by Tenant as provided in Section 5(a)(vi) below. Tenant shall pay for the cost of all Work. All Work shall become the property of Landlord upon its installation, except for Tenant's trade fixtures and for items which Landlord requires Tenant to remove at Tenant's cost at the termination of the Lease pursuant to Section 5(e). In no event shall Tenant be required to remove any of the initial Tenant Improvements unless at the time of Landlord's approval thereof, Landlord, indicated that removal would be required at the end of the Term.

     The following requirements shall apply to all Work:

             (i) Prior to commencement, Tenant shall furnish to Landlord building permits, certificates of insurance satisfactory to Landlord.

             (ii) Tenant shall perform all Work so as to maintain peace and harmony among other contractors serving the Project and shall avoid interference with other work to be performed or services to be rendered in the Project. Tenant's selection of contractors shall be subject to the Landlord's prior approval, not to be unreasonably withheld. If any Work contemplates substantive or material changes to major Building systems, to structural components of the Building, or involves more than 10,000 RSF of the Premises, Landlord may require Tenant to use Landlord's mechanical, electrical, and structural engineers and contractors.

             (iii) The Work shall be performed in a good and workmanlike manner, meeting the standard for construction and quality of materials in the Building, and shall comply with all insurance requirements and all applicable governmental laws, ordinances and regulations ("Governmental Requirements").
                                   -------------------------

             (iv) Tenant shall perform all Work so as to minimize or prevent disruption to other tenants (provided that the foregoing shall not necessarily
                                                               ---
require all of such Work to be performed after normal business hours or on weekends), and Tenant shall comply with all reasonable requests of Landlord in response to complaints from other tenants.

             (v) Tenant shall perform all Work in compliance with Landlord's tenant improvement manual, "505 Union Station Project Manual - Tenant Improvement Manual" in effect at the time the Work is performed.

             (vi) Tenant, or Tenant's project manager, or, at Tenant's election, the Landlord, shall at Tenant's expense manage such Work in accordance with the process set forth herein and in the Tenant Improvement Manual. If Tenant elects to have Landlord or Landlord's employees or agents provide such management services, Landlord shall be paid a management fee in the amount of three percent (3%) of labor, materials and all other hard and soft costs of the Work. In addition, and regardless of whether Landlord, Tenant, or a third party, manages the design and construction process, Landlord's time and expenses in connection with review and approval of the Work shall be reimbursed to Landlord by Tenant in the amount of $100.00 per hour. Furthermore, if Landlord or its employees or contractors performs any Work at Tenant's request, Landlord may charge a supervisory fee not to exceed fifteen percent (15%) of labor, material, and all other costs of the Work actually performed by Landlord or its employees or contractors.

             (vii) Upon completion, unless Landlord's employees or contractors perform the Work, Tenant shall furnish Landlord with contractor's affidavits and full and final statutory waivers of liens, as-built plans and specifications, and receipted bills covering all labor and materials, and all other close-out documentation required in Landlord's tenant improvement manual, "505 Union Station - Tenant Improvement Manual."

         (b)  Damage to Systems.  If any part of the mechanical, electrical or
              ------------------
other systems in the Premises shall be damaged, Tenant shall promptly notify Landlord, and Landlord shall repair such damage. Landlord may also at any reasonable time make any repairs or alterations which Landlord deems necessary for the safety or protection of the Project, or which Landlord is required to make by any court or pursuant to any Governmental Requirement. Tenant shall at its expense (except to the extent such repairs are made necessary by the gross negligence or intentional misconduct of Landlord or Landlord's employees, contractors or agents) make all other repairs necessary to keep the Premises, and Tenant's fixtures and personal property, in good order, condition and repair; to the extent Tenant fails to do so, Landlord may, after notice to Tenant, make such repairs itself. The cost of any repairs made by Landlord on account of Tenant's default, or on account of the mis-use or neglect by Tenant or its invitees, contractors or agents anywhere in the Project, shall become Additional Rent payable by Tenant within thirty (30) days after demand.

         (c) No Liens. Tenant has no authority to cause or permit any lien or
             ---------
encumbrance of any kind to affect Landlord's interest in the Project; any such lien or encumbrance shall attach to Tenant's interest only. If any mechanic's lien shall be filed or claim of lien made for work or materials furnished to Tenant, then Tenant shall at its expense within twenty (20) days thereafter receiving notice thereof either discharge (by providing a bond or in any other manner sufficient to release the Project from the lien) or contest the lien or claim. If Tenant contests the lien or claim without discharging the same, then Tenant shall (i) within such twenty (20) day period, provide Landlord adequate security for the lien or claim, (ii) contest the lien or claim in good faith by appropriate proceedings that operate to stay its enforcement, and (iii) pay promptly any final adverse judgment entered in any such proceeding. If Tenant does not comply with these requirements, Landlord may discharge the lien or claim after notice to Tenant, and the amount paid, as well as attorney's fees and other expenses incurred by Landlord, shall become Additional Rent payable by Tenant on demand.

         (d)  Ownership of Improvements.  All Work as defined in this Section 5,
              --------------------------
partitions, hardware, equipment, machinery and all other improvements and all fixtures except trade fixtures, constructed in the Premises by either Landlord or Tenant, (i) shall become Landlord's property upon installation without compensation to Tenant, unless Landlord consents otherwise in writing, and (ii) shall at Landlord's option either (a) be surrendered to Landlord with the Premises at the termination of the Lease or of Tenant's right to possession, or
(b) be removed in accordance with Subsection 5(e) below (if Landlord at the time it gives its consent to the performance of such construction expressly requires such removal).

         (e)  Removal at Termination.  Upon the termination of this Lease or
              -----------------------
Tenant's right of possession Tenant shall remove from the Project its trade fixtures, furniture, moveable equipment and other personal property, any improvements which Landlord has elected in connection with Landlord's approval thereof shall be removed by Tenant pursuant to Section 5(d), and any improvements to any portion of the Project other than the Premises. Tenant shall repair all damage caused by the installation or removal of any of the foregoing items. If Tenant does not timely remove such property, then Tenant shall be conclusively presumed to have, at Landlord's election (i) conveyed such property to Landlord without compensation or (ii) abandoned such property, and Landlord may dispose of or store any part thereof in any manner at Tenant's sole cost, without waiving Landlord's right to claim from Tenant all expenses arising out of Tenant's failure to remove the property, and without liability to Tenant or any other person. Landlord shall have no duty to be a bailee of any such personal property. If Landlord elects abandonment, Tenant shall pay to Landlord, upon demand, any expenses incurred for disposition.

     6.  USE OF PREMISES.  Tenant shall use the Premises only for general office
         ---------------
purposes in connection with software development and associated hardware development, testing, and analysis, and otherwise consistent with a Class A office building in downtown Seattle, Washington. Landlord makes no representation or warranty that any of the foregoing uses are permitted under applicable land use and zoning laws, codes and ordinances. Tenant shall not allow any use of the Premises which will negatively affect the cost of coverage of Landlord's insurance on the Project, unless Tenant agrees to pay any increase in the cost of Landlord's insurance that is the direct result of such use. Tenant shall not allow any inflammable or explosive liquids or materials to be kept on the Premises (other than as permitted under Section 28 below). Tenant shall not allow any use of the Premises which would cause the value or utility of any part of the Premises to materially diminish or would interfere with any other Tenant or with the operation of the Project by Landlord. Tenant shall not permit any nuisance or waste upon the Premises, or allow any offensive noise or odor in or around the Premises. Subject to events beyond Landlord's control, Tenant and its employees shall have access to the Premises 24 hours per day, 7 days a week.

     If any governmental authority shall deem the Premises to be a "place of public accommodation" under the Americans with Disabilities Act or any other comparable law as a result of Tenant's use, Tenant shall either modify its use to cause such authority to rescind its designation or be responsible for any alterations, structural or otherwise, required to be made to the Building or the Premises under such laws.

     7.  GOVERNMENTAL REQUIREMENTS AND BUILDING RULES.  Tenant shall comply with
         --------------------------------------------
all Governmental Requirements applying to its use of the Premises. Tenant shall also comply with all reasonable rules established for the Project from time to time by Landlord. The present rules and regulations are contained in Appendix B.
                                                                     -------- -
Failure by another tenant to comply with the rules or failure by Landlord to enforce them shall not relieve Tenant of its obligation to comply with the rules or make Landlord responsible to Tenant in any way. Landlord shall use reasonable efforts to apply the rules and regulations uniformly with respect to Tenant and tenants in the Building under leases containing rules and regulations similar to this Lease. In the event of alterations and repairs performed by Tenant, Tenant shall comply with the provisions set forth in Landlord's tenant improvement manual, "505 Union Station - Tenant Improvement Manual" in effect at the time the Work is performed.

     8.  WAIVER OF CLAIMS; INDEMNIFICATION; INSURANCE.
         --------------------------------------------

         (a)  Indemnification.  Tenant shall indemnify, defend and hold harmless
              ----------------
Landlord and its officers, directors, employees and agents against any claim by any third party for injury to any person or damage to or loss of any property occurring in the Project and arising from the use of the Premises or from any other act or omission or negligence of Tenant or any of Tenant's employees or agents. Tenant's obligations under this section shall survive the termination of this Lease.

     Landlord shall indemnify, defend and hold harmless Tenant and its officers, directors, employees and agents against any claim by any third party for injury or damage to person or the Premises or from any other act or omission or negligence of Landlord or any of Landlord's employees or agents. Landlord's obligations under this section shall survive the termination of this Lease.

     EACH OF LANDLORD AND TENANT HEREBY WAIVES ITS IMMUNITY WITH RESPECT TO THE OTHER PARTY UNDER THE INDUSTRIAL INSURANCE ACT (RCW TITLE 51) AND/OR THE LONGSHOREMAN'S AND HARBORWORKER'S ACT AND/OR ANY EQUIVALENT ACTS AND EACH PARTY EXPRESSLY AGREES TO ASSUME POTENTIAL LIABILITY FOR ACTIONS BROUGHT AGAINST THE OTHER PARTY BY THE WAIVING PARTY'S EMPLOYEES. THIS WAIVER HAS BEEN SPECIFICALLY NEGOTIATED BY THE PARTIES TO THIS LEASE AND EACH PARTY HAS HAD THE OPPORTUNITY TO, AND HAS BEEN ENCOURAGED, TO CONSULT WITH INDEPENDENT COUNSEL REGARDING THIS WAIVER.

         (b)  Tenant's Insurance.  Tenant shall maintain insurance as follows,
              -------------------
with such other terms and coverages as Landlord shall reasonably require from time to time:

             (i) Commercial General Liability Insurance, with (a) Contractual Liability including the indemnification provisions contained in this Lease, (b) a severability of interest endorsement, (c) limits of not less than Two Million Dollars ($2,000,000) per occurrence and not less than Two Million Dollars ($2,000,000) in the aggregate for bodily injury and property damage. Landlord shall be named as an additional insured on this policy.

             (ii) Umbrella liability coverage in an amount of not less than Five Million Dollars ($5,000,000) providing excess liability over the Commercial General Liability Insurance.

             (iii) Property Insurance against "All Risks" of physical loss covering the replacement cost of all of Tenant's improvements, fixtures and personal property.

             (iv) Workers' compensation or similar insurance in form and amounts required by law, and Employer's Liability with not less than the following limits:


                   Each Accident               $500,000
                   Disease--Policy Limit       $500,000
                   Disease--Each Employee      $500,000

     Tenant's insurance shall be primary and not contributory to that carried by Landlord, its agents, or mortgagee. Landlord, and if any, Landlord's building manager or agent and ground lessor shall be named as additional insureds as respects to insurance required of the Tenant in Section 8(b)(i). The company or companies writing any insurance which Tenant is required to maintain under this Lease shall be licensed to do business in the state in which the Building is located. Such insurance companies shall have a A.M. Best rating of A VI or better.

         (c)  Tenant Contractor's Insurance.  Tenant shall cause any contractor
              -----------------------------
of Tenant performing work on the Premises to maintain insurance as follows, with such other terms, coverages and insurers, as Landlord shall reasonably require from time to time:

             (i) Commercial General Liability Insurance, including contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement, and contractor's protective liability coverage, to afford protection with limits, for each occurrence, of not less than One Million Dollars ($1,000,000) with respect to personal injury, death or property damage.

             (ii) Workers' compensation or similar insurance in form and amounts required by law, and Employer's Liability with not less than the following limits:


                   Each Accident               $500,000
                   Disease--Policy Limit       $500,000
                   Disease--Each Employee      $500,000

     Tenant's contractor's insurance shall be primary and not contributory to that carried by Tenant, Landlord, their agents or mortgagees. Tenant and Landlord, and if any, Landlord's building manager or agent, mortgagee or ground lessor shall be named as additional insured on Tenant's contractor's insurance policies.

         (d)  Insurance Certificates.  Tenant shall deliver to Landlord
              ----------------------
certificates evidencing all required insurance no later than five (5) days prior to Tenant's occupancy of the Premises, and prior to each renewal of this Lease (if any). Each certificate will provide for thirty (30) days prior written notice of cancellation to Landlord and Tenant.

         (e)  Landlord's Insurance.  Landlord shall maintain "All-Risk" property
              ---------------------
insurance at replacement cost on the Building, and Commercial General Liability insurance policies covering the common areas of the Building, with limits of no less than $10,000,000 per occurrence. With respect to property insurance, Landlord and Tenant mutually waive all rights of subrogation, and the respective "All-Risk" coverage property insurance policies carried by Landlord and Tenant shall contain waiver of subrogation endorsements.

         (f)  Waiver of Subrogation and Release.  With respect to property
              ---------------------------------
insurance Landlord and Tenant mutually waive all rights of subrogation, and the respective "All-Risk" coverage property insurance policies carried by Landlord and Tenant shall contain waiver of subrogation endorsements. Notwithstanding any other provision of this Lease to the contrary, whether a loss or damage is due to the negligence of either Landlord or Tenant or their employees or agents, or any other cause, Landlord and Tenant hereby waive and release each other and their respective employees and agents from all claims for recovery for any loss or damage to the real or personal property of either or loss resulting from business interruption at the Premises or loss of rental income from the Building, arising in any instance out of or incident to the occurrence of any of the perils which are covered by their respective insurance policies or required to be insured against hereunder.

     9 .  FIRE AND OTHER CASUALTY.
          -----------------------

         (a)  Termination.  If a fire or other casualty causes substantial
              ------------
damage to the Building or the Premises, Landlord shall engage a registered architect to certify within one (1) month of the casualty to both Landlord and Tenant the amount of time needed to restore the Building and the Premises to tenantability (using standard working methods). If the time needed to restore the Building and the Premises to tenantability (using standard working methods) exceeds twelve (12) months from the beginning of the restoration, or if the restoration would begin during the last twelve (12) months of the Term, then in the case of the Premises, either Landlord or Tenant may terminate this Lease by giving the other party such notice of termination within ten (10) days after the notifying party's receipt of the architect's certificate, and in the case of the Building, Landlord may terminate this Lease, by notice to the other party within ten (10) days after the notifying party's receipt of the architect's certificate. The termination shall be effective thirty (30) days from the date of the notice, whereupon neither party, except to the extent otherwise provided herein, shall have any further obligations or liabilities to the other hereunder, and Rent shall be paid by Tenant to that date, with an abatement for any portion of the Premises which has been untenantable after the casualty.

         (b)  Restoration.  If a casualty causes damage to the Building or the
              ------------
Premises but this Lease is not terminated for any reason, then subject to the rights of any mortgagees or ground lessors, Landlord shall obtain the applicable insurance proceeds and diligently restore the Building and the Premises subject to current Governmental Requirements. Tenant shall replace its damaged improvements, personal property and fixtures. Rent shall be abated on a per diem basis during the restoration for any portion of the Premises which is untenantable, except to the extent that Tenant's negligence caused the casualty.

     10.  EMINENT DOMAIN.  If a part of the Project is taken by eminent domain
          --------------
or deed in lieu thereof which is so substantial that the Premises cannot reasonably be used by Tenant for the operation of its business, then either party may terminate this Lease effective as of the date of the taking. If any substantial portion of the Project is taken without affecting the Premises, then Landlord may terminate this Lease as of the date of such taking. Rent shall abate from the date of the taking in proportion to any part of the Premises taken. The entire award for a taking of any kind shall be paid to Landlord, and Tenant shall have no right to share in the award, but Tenant shall have the right to pursue a separate award for improvements to the extent paid for by Tenant, Tenant's trade fixtures and personal property, moving expenses and any other damages recoverable by Tenant, to the extent same may be separately awarded and do not diminish Landlord's award. All obligations accrued to the date of the taking shall be performed by the party liable to perform said obligations, as set forth herein.

     11.  RIGHTS RESERVED TO LANDLORD.  Landlord may exercise at any time any of
          ---------------------------
the following rights respecting the operation of the Project without liability to the Tenant of any kind:

         (a)  Name.  To change the name or street address of the Building.
              ----

         (b)  Signs.  To install and maintain any signs on the exterior and in
              -----
the interior of the Building, and to approve at its sole discretion, prior to installation, any of Tenant's signs in the Premises visible from the common areas or the exterior of the Building.

         (c)  Window Treatments.  To approve, at its discretion exercised
              -----------------
consistently for all tenants, prior to installation, any shades, blinds, ventilators or window treatments of any kind, as well as any lighting within the Premises that may be visible from the exterior of the Building or any interior common area.

         (d)  Keys.  To retain and use at any time passkeys to enter the
              ----
Premises or any door within the Premises. Tenant shall not alter or add any lock or bolt unless a passkey thereto is provided to Landlord.

         (e)  Access.  To have access to inspect the Premises, and to perform
              ------
its obligations, or make repairs, alterations, additions or improvements, as permitted by this Lease. Except in the case of an emergency where such notice is not practicable, Landlord shall give Tenant not less than four (4) hours' notice of Landlord's desire to have access to the Premises and of the portion or portions of the Premises to which Landlord desires to have access.

         (f)  Preparation for Reoccupancy.  To decorate, remodel, repair, alter
              ---------------------------
or otherwise prepare the Premises for reoccupancy at any time after Tenant abandons the Premises, without relieving Tenant of any obligation to pay Rent.

         (g)  Heavy Articles.  To approve the weight, size, placement and time
              --------------
and manner of movement within the Building of any safe, central filing system or other heavy article of Tenant's property. Tenant shall move its property entirely at its own risk.

         (h)  Show Premises.  Upon not less than twenty-four (24) hours prior
              -------------
notice, to show the Premises to prospective purchasers, brokers, lenders, investors, rating agencies or others at any reasonable time and to prospective tenants during the last six (6) months of the Term, provided that Landlord gives prior notice to Tenant and does not materially interfere with Tenant's use of the Premises.

         (i)  Use of Lockbox.  To designate a lockbox collection agent for
              ---------------
collections of amounts due Landlord. In that case, the date of payment of Rent or other sums shall be the date of the agent's receipt of such payment or the date of actual collection if payment is made in the form of a negotiable instrument thereafter dishonored upon presentment. However, if Tenant is in default hereunder, Landlord may reject any payment for all purposes as of the date of receipt or actual collection by mailing to Tenant within ten (10) business days after such receipt or collection a check equal to the amount sent by Tenant. Notices to Landlord delivered to the lockbox, shall not, under any circumstance, be deemed to have been received by Landlord; it being understood that notices to Landlord must be delivered in the manner set forth in Section 23 hereof.

         (j)  Repairs and Alterations.  To make repairs or alterations to the
              ------------------------
Project and in doing so transport any required material through the Premises, to close entrances, doors, corridors, elevators and other facilities in the Project, to open any ceiling in the Premises, or to temporarily suspend services or use of common areas in the Building. Landlord may perform any such repairs or alterations during ordinary business hours, except that Tenant may require any Work in the Premises to be done after business hours if Tenant pays Landlord for overtime and any other expenses incurred. Landlord may do or permit any work on any nearby building, land, street, alley or way. In exercising its rights under this Section 11(j), Landlord shall use commercially reasonable efforts to minimize disruption of and inconvenience to Tenant.

         (k)  Landlord's Agents.  If Tenant is in default under this Lease,
              ------------------
possession of Tenant's funds or negotiation of Tenant's negotiable instrument by any of Landlord's agents shall not waive any breach by Tenant or any remedies of Landlord under this Lease.

         (l)  Building Services.  To install, use and maintain through the
              ------------------
Premises, pipes, conduits, wires and ducts serving the Building, provided that such installation, use and maintenance does not unreasonably interfere with Tenant's use or the appearance of the Premises.

         (m)  Other Actions.  To take any other commercially reasonable action
              --------------
which Landlord deems reasonably necessary in connection with the operation, maintenance or preservation of the Building.

     12.  TENANT'S DEFAULT.  Each of the following shall constitute a default by
          ----------------
Tenant as such term if used in this Lease.

         (a)  Rent Default.  Tenant fails to pay any Rent within five (5) days
              -------------
after the date due.

         (b)  Assignment/Sublease or Hazardous Materials Default.  Tenant
              ---------------------------------------------------
defaults in its obligations under Section 17 Assignment and Sublease or Section 28 Hazardous Materials;

         (c)  Other Performance Default.  Tenant fails to perform any other
              --------------------------
obligation to Landlord under this Lease, and this failure continues for ten (10) days after written notice from Landlord, except that if Tenant begins to cure its failure within the ten (10) day period but cannot reasonably complete its cure within such period, then, so long as Tenant continues to diligently attempt to cure its failure, the ten (10) day period shall be extended to such greater period as is reasonably necessary to complete the cure;

         (d)  Credit Default.  One of the following credit defaults occurs:
              ---------------

             (i) Tenant commences any proceeding under any law relating to bankruptcy, insolvency, reorganization or relief of debts, or seeks appointment of a receiver, trustee, custodian or other similar official for the Tenant or for any substantial part of its property, or any such proceeding is commenced against Tenant and either remains undismissed for a period of thirty days or results in the entry of an order for relief against Tenant which is not fully stayed within seven days after entry;

             (ii) Tenant becomes insolvent or bankrupt, does not generally pay its debts as they become due, or admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors;

             (iii) Any third party other than a permitted assignee obtains a levy or attachment under process of law against Tenant's leasehold interest.

         (e)  Abandonment Default.  Tenant abandons the Premises.
              --------------------

     13.  LANDLORD REMEDIES.
          -----------------

         (a)  Termination of Lease or Possession.  If Tenant defaults as defined
              -----------------------------------
in Section 12 above, Landlord may elect by notice to Tenant either to terminate this Lease or to terminate Tenant's possession of the Premises without terminating this Lease. In either case, Tenant shall immediately vacate the Premises and deliver possession to Landlord, and Landlord may repossess the Premises and may, at Tenant's sole cost, remove any of Tenant's signs and any of its other property, without relinquishing its right to receive Rent or any other right against Tenant.

         (b)  Lease Termination Damages.  If Landlord terminates the Lease,
              --------------------------
Tenant shall pay to Landlord all Rent due on or before the date of termination, plus Landlord's reasonable estimate of the aggregate Rent that would have been payable from the date of termination through the Termination Date, reduced by the rental value of the Premises calculated as of the date of termination for the same period, taking into account anticipated vacancy prior to reletting, reletting expenses and market concessions, both discounted to present value at the rate of five percent (5%) per annum. If Landlord shall relet any part of the Premises for any part of such period before such present value amount shall have been paid by Tenant or finally determined by a court, then the amount of Rent payable pursuant to such reletting (taking into account vacancy prior to reletting and any reletting expenses or concessions) shall be deemed to be the reasonable rental value for that portion of the Premises relet during the period of the reletting.

         (c)  Possession Termination Damages.  If Landlord terminates Tenant's
              -------------------------------
right to possession without terminating the Lease and Landlord takes possession of the Premises itself, Landlord may relet any part of the Premises for such Rent, for such time, and upon such terms as Landlord in its sole discretion shall determine, without any obligation to do so prior to renting other vacant areas in the Building. Any proceeds from reletting the Premises shall first be applied to the expenses of reletting, including redecoration, repair, alteration, advertising, brokerage, legal, and other reasonably necessary expenses. If the reletting proceeds after payment of expenses are insufficient to pay the full amount of Rent under this Lease, Tenant shall pay such deficiency to Landlord monthly upon demand as it becomes due. Any excess proceeds shall be retained by Landlord.

         (d)  Landlord's Remedies Cumulative.  All of Landlord's remedies under
              -------------------------------
this Lease shall be in addition to all other remedies Landlord may have at law or in equity. Waiver by Landlord of any breach of any obligation by Tenant shall be effective only if it is in writing, and shall not be deemed a waiver of any other breach, or any subsequent breach of the same obligation. Landlord's acceptance of payment by Tenant shall not constitute a waiver of any breach by Tenant, and if the acceptance occurs after Landlord's notice to Tenant, or termination of the Lease or of Tenant's right to possession, the acceptance shall not affect such notice or termination. Acceptance of payment by Landlord after commencement of a legal proceeding or final judgment shall not affect such proceeding or judgment. Landlord may advance such monies and take such other actions for Tenant's account as reasonably may be required to cure or mitigate any default by Tenant. Tenant shall immediately reimburse Landlord for any such advance, and such sums shall bear interest at the default interest rate until paid.

         (e)  Mitigation of Damages.  Landlord shall in all circumstances
              ---------------------
mitigate Landlord's damages arising from and after a default by Tenant to the extent required by applicable law.

         (f)  WAIVER OF TRIAL BY JURY.  EACH PARTY WAIVES TRIAL BY JURY IN THE
              ------------------------
EVENT OF ANY LEGAL PROCEEDING BROUGHT BY THE OTHER IN CONNECTION WITH THIS LEASE. EACH PARTY SHALL BRING ANY ACTION AGAINST THE OTHER IN CONNECTION WITH THIS LEASE IN A FEDERAL OR STATE COURT LOCATED IN WASHINGTON, CONSENTS TO THE JURISDICTION OF SUCH COURTS, AND WAIVES ANY RIGHT TO HAVE ANY PROCEEDING TRANSFERRED FROM SUCH COURTS ON THE GROUND OF IMPROPER VENUE OR INCONVENIENT FORUM.

         (g)  Litigation Costs.  In the event of a dispute between Landlord and
              -----------------
Tenant arising under this Lease, the losing party shall pay the prevailing party's reasonable attorneys' fees and other costs in enforcing this Lease, whether or not suit is filed.

     14.  SURRENDER.  Upon termination of this Lease or Tenant's right to
          ---------
possession, Tenant shall return the Premises to Landlord in good order and condition, ordinary wear and casualty damage excepted. If, in accordance with
Section 5(e) above, Landlord requires Tenant to remove any alterations, then Tenant shall remove the alterations in a good and workmanlike manner and restore the Premises to its condition prior to their installation.

     15.  HOLDOVER.  Tenant shall have no right to holdover possession of the
          --------
Premises after the expiration or termination of this Lease without Landlord's prior written consent, which consent may be withheld in Landlord's sole and absolute discretion. If Tenant retains possession of any part of the Premises after the Term, Tenant shall become a month-to-month tenant for the entire Premises upon all of the terms of this Lease as might be applicable to such month-to-month tenancy, except that Tenant shall pay Base Rent, at one-hundred fifty percent (150%) of the rate in effect immediately prior to such holdover, computed on a monthly basis for each full or partial month Tenant remains in possession plus Tenant's then-applicable Operating Cost Share Rent and all of Tax Share Rent. Tenant shall also pay Landlord all of Landlord's damages if Tenant holds over without Landlord's consent. No acceptance of Rent or other payments by Landlord under these holdover provisions shall operate as a waiver of Landlord's right to regain possession or any other of Landlord's remedies.

     16.  SUBORDINATION TO GROUND LEASES AND MORTGAGES.
          --------------------------------------------

          (a)  Subordination.  This Lease shall be subordinate to any present or
               --------------
future ground lease or mortgage respecting the Project, and any amendments to such ground lease or mortgage, at the election of the ground lessor or mortgagee as the case may be, effected by notice to Tenant in the manner provided in this Lease. The subordination shall be effective upon such notice, but at the request of Landlord or ground lessor or mortgagee, Tenant shall within ten (10) days of the request, execute and deliver to the requesting party any reasonable documents provided to evidence the subordination. Any mortgagee has the right, at its option, to subordinate its mortgage to the terms of this Lease, without notice to, nor the consent of, Tenant. Notwithstanding the foregoing, Tenant's obligation to subordinate this Lease or execute agreements effecting subordination to future encumbrances is conditioned on such agreement(s) containing commercially reasonable nondisturbance language in the ground lessor's, mortgagee's and/or trust deed beneficiary's standard form.

         (b)  Termination of Ground Lease or Foreclosure of Mortgage.  If any
              -------------------------------------------------------
ground lease is terminated or mortgage foreclosed or deed in lieu of foreclosure given and the ground lessor, mortgagee, or purchaser at a foreclosure sale shall thereby become the owner of the Project, Tenant shall attorn to such ground lessor or mortgagee or purchaser without any deduction or setoff by Tenant, and this Lease shall continue in effect as a direct lease between Tenant and such ground lessor, mortgagee or purchaser. The ground lessor or mortgagee or purchaser shall be liable as Landlord only with respect to matters arising during the time such ground lessor or mortgagee or purchaser is the owner of the Project. At the request of Landlord, ground lessor or mortgagee, Tenant shall execute and deliver within ten (10) days of the request any document furnished by the requesting party to evidence Tenant's agreement to attorn.

         (c)  Security Deposit.  Any ground lessor or mortgagee shall be
              -----------------
responsible for the return of any security deposit by Tenant only to the extent the security deposit is received by such ground lessor or mortgagee.

         (d)  Notice and Right to Cure.  If the Project is subject to any ground
              ------------------------
lease or mortgage identified with the name and address of the ground lessor or mortgage in Appendix E hereto (as the same may be amended from time to time by
            ----------
written notice to Tenant), Tenant agrees to send by registered or certified mail to any ground lessor or mortgagee identified either in such Appendix or in any later notice from Landlord to Tenant, a copy of any notice of default sent by Tenant to Landlord. If Landlord fails to cure such default within the required time period under this Lease, but the ground lessor or mortgagee begins to cure within ten (10) days after such period and proceeds diligently to complete such cure, then the ground lessor or mortgagee shall have such additional time as is necessary to complete such cure, including any time necessary to obtain possession if possession is necessary to cure, and Tenant shall not begin to enforce its remedies so long as the cure is being diligently pursued.

         (e)  Definitions.  As used in this Section 16, "mortgage" shall include
              ------------
"deed of trust" and/or "trust deed" and "mortgagee" shall include "beneficiary" and/or "trustee", "mortgagee" shall include the mortgagee of any ground lessee, and "ground lessor", "mortgagee", and "purchaser at a foreclosure sale" shall include, in each case, all of its successors and assigns, however remote.

     17.  ASSIGNMENT AND SUBLEASE.
          -----------------------

          (a)  In General.  Tenant shall not, without the prior consent of
               ----------
Landlord in each case, (i) make or allow any assignment or transfer, by operation of law or otherwise, of any part of Tenant's interest in this Lease,
(ii) grant or allow any lien or encumbrance, by operation of law or otherwise, upon any part of Tenant's interest in this Lease, (iii) sublet any part of the Premises, or (iv) permit anyone other than Tenant and its employees to occupy any part of the Premises. Tenant shall remain primarily liable for all of its obligations under this Lease, notwithstanding any assignment or transfer. No consent granted by Landlord shall be deemed to be a consent to any subsequent assignment or transfer, lien or encumbrance, sublease or occupancy. Tenant shall pay all of Landlord's reasonable attorneys' fees and other expenses incurred in connection with any consent requested by Tenant or in reviewing any proposed assignment or subletting, not to exceed one thousand five hundred ($1,500.00) Any assignment or transfer, grant of lien or encumbrance, or sublease or occupancy without Landlord's prior written consent shall be void. If Tenant shall assign this Lease or sublet the Premises in its entirety other than as permitted under Section 17(d) below, any rights of Tenant to renew this Lease, extend the Term or to lease additional space in the Project shall be extinguished thereby and will not be transferred to the assignee or subtenant (other than a permitted assignee or subtenant under Section 17(d)), all such rights being personal to the Tenant named herein.

         (b)  Landlord's Consent.  Landlord will not unreasonably withhold its
              -------------------
consent to any proposed assignment or subletting. It shall be reasonable for Landlord to withhold its consent to any assignment or sublease if (i) Tenant is in a continuing default under this Lease and the applicable notice and cure period, if any, has expired, (ii) the proposed assignee or sublessee is a tenant in the Project or an affiliate of such a tenant or a party that Landlord, prior to Tenant's request for consent, has identified, in correspondence with such party or such party's brokers, as a prospective tenant in the Project, (iii) the nature of business and character of the proposed assignee or subtenant are not all reasonably satisfactory to Landlord, (iv) the proposed assignee or subtenant is a government entity, or (v) the proposed assignment is for less than the entire Premises or for less than the remaining Term of the Lease (but this clause (v) shall not apply to a subletting). The foregoing shall not exclude any other reasonable basis for Landlord to withhold its consent; provided that Landlord agrees that it will not withhold consent to a proposed subletting merely because the proposed subtenant lacks financial strength or otherwise fails to satisfy Landlord's creditworthiness standards.

         (c)  Procedure.  Tenant shall notify Landlord of any proposed
              ----------
assignment or sublease at least thirty (30) days prior to its proposed effective date. The notice shall include the name and address of the proposed assignee or subtenant, its partners in a case of a partnership, an execution copy of the proposed assignment or sublease, and sufficient information to permit Landlord to determine the financial responsibility and character of the proposed assignee or subtenant. As a condition to any effective assignment of this Lease, the assignee shall execute and deliver in form satisfactory to Landlord at least fifteen (15) days prior to the effective date of the assignment, an assumption of all of the obligations of Tenant under this Lease from and after the date of the assignment. As a condition to any effective sublease, subtenant shall execute and deliver in form satisfactory to Landlord at least fifteen (15) days prior to the effective date of the sublease, an agreement to comply with all of Tenant's obligations under this Lease, and at Landlord's option, an agreement (except for the economic obligations which subtenant will undertake directly to Tenant) to attorn to Landlord under the terms of the sublease in the event this Lease terminates before the sublease expires.

         (d)  Change of Management or Ownership; Certain Excluded Transactions.
              ----------------------------------------------------------------
Any direct or indirect change in more than fifty percent (50%) of the ownership interest in Tenant shall constitute an assignment of this Lease. The foregoing notwithstanding, the transfer of outstanding capital stock or other listed equity interests by persons or parties other than "insiders" within the meaning of the Security Exchange Act of 1934, as amended, through the "over-the-counter" market or any recognized national or international securities exchange shall not be included in determining whether a transfer of control or ownership has occurred. Anything to the contrary in this Lease notwithstanding, the assignment of this Lease or a subletting of all or a portion of the Premises to an affiliate of Tenant, a public or private offering of equity interests in Tenant, a merger or acquisition of Tenant with or by a third party, or the acquisition of substantially all of the assets of Tenant (including Tenant's interest in this Lease) by a third party, shall not require the Landlord's consent, but shall require prior or contemporaneous notice to Landlord.

         (e)  Excess Payments.  If Tenant shall assign this Lease or sublet any
              ----------------
part of the Premises for consideration in excess of the pro-rata portion of Rent applicable to the space subject to the assignment or sublet, then Tenant shall, after first recovering market brokerage commissions, and other reasonable, documented advertising-related costs and expenses incurred by Tenant in connection with such assignment or subletting, pay to Landlord as Additional Rent fifty percent (50%) of any such excess immediately upon receipt.

         (f)  Recapture.  Notwithstanding anything to the contrary herein,
              ----------
Landlord may, by giving written notice to Tenant within thirty (30) days after receipt of Tenant's notice of assignment or subletting, terminate this Lease with respect to the space described in Tenant's notice, as of the effective date of the proposed assignment or sublease and all obligations under this Lease as to such space shall expire except as to any obligations that expressly survive any termination of this Lease. However, Tenant may designate in writing to Landlord a full-floor portion of the Premises (the "Designated Floor") which shall be exempt from Landlord's recapture rights set forth in this paragraph, so that for the remainder of the Term (and any extensions or renewals thereof), Landlord shall not be entitled to recapture space on the Designated Floor should
               ---
Tenant ever request consent to any subletting or assignment thereon.

     18.  CONVEYANCE BY LANDLORD.  If Landlord shall at any time transfer its
          ----------------------
interest in the Project or this Lease and the transferee shall be deemed to have expressly assumed and agreed to perform all obligations of Landlord arising hereunder after the date of such transfer, Landlord shall be released of any obligations occurring after such transfer, except the obligation to return to Tenant any security deposit not delivered to its transferee, and Tenant shall look solely to Landlord's successors for performance of such obligations. This Lease shall not be affected by any such transfer.

     19.  ESTOPPEL CERTIFICATE.  Each party shall, within ten (10) days of
          --------------------
receiving a request from the other party, execute, acknowledge in recordable form, and deliver to the other party or its designee a certificate stating, subject to a specific statement of any applicable exceptions, that the Lease as amended to date is in full force and effect, that the Tenant is paying Rent and other charges on a current basis, and that to the actual knowledge of the certifying party, the other party has committed no uncured defaults and has no offsets or claims. The certifying party may also be required to state the date of commencement of payment of Rent, the Commencement Date, the Termination Date, the Base Rent, the current Operating Cost Share Rent and Tax Share Rent estimates, the status of any improvements required to be completed by Landlord, the amount of any security deposit, and such other matters as may be reasonably requested. Failure to deliver such statement within the time required shall be conclusive evidence against the non-certifying party that, except to the extent that the party or parties to whose benefit the certificate is to run have actual knowledge to the contrary, this Lease, with any amendments identified by the requesting party, is in full force and effect, that there are no uncured defaults by the requesting party, that not more than one month's Rent has been paid in advance, that the non-certifying party has not paid any security deposit, and that the non-certifying party has no claims or offsets against the requesting party.

     20.  SECURITY DEPOSIT.  There is no initial Security Deposit being required
          ----------------
of Tenant in connection with the execution and delivery of this Lease. However, any proceeds from the Letter of Credit (defined in that certain Addendum attached hereto and by this reference incorporated herewith) that are not applied toward amounts then owed by Tenant to Landlord shall continue to be held as a Security Deposit under the terms and conditions hereof. If Tenant defaults under this Lease, Landlord may use any part of the Security Deposit to make any defaulted payment, to pay for Landlord's cure of any defaulted obligation, or to compensate Landlord for any loss or damage resulting from any default. If Landlord has drawn on the Letter of Credit pursuant to the terms and conditions therein and retains cash portions thereof that have not been applied toward defaults of Tenant hereunder, then Landlord shall not keep any cash portion in its general funds and instead shall hold same in a separate, interest-bearing account at a federally-insured, national bank doing business in Seattle, Washington, segregated from all other funds of Landlord and clearly designated as part of Tenant's Security Deposit, and Tenant shall be entitled to all interest earned thereon, net of the actual charges of the depository for maintaining the separate account. So long as there exists no default by Tenant that continues beyond any applicable notice and cure period, Tenant shall have the right to direct the investment of the Security Deposit by the depository institution in commercially reasonable investments. If, after Landlord draws the Letter of Credit, Tenant provides Landlord with a replacement letter of credit satisfying the requirements of Section 4 of the Addendum, Landlord shall cause the remaining, unapplied cash portion thereof to be returned or released to Tenant, together with all interest earned thereon. If Tenant shall perform all of its obligations under this Lease and return the Premises to Landlord at the end of the Term, Landlord shall return all of the remaining Security Deposit and all interest earned thereon to Tenant and/or release any remaining Letter of Credit within thirty (30) days after the end of the Term. The Security Deposit shall not serve as an advance payment of Rent or a measure of Landlord's damages for any default under this Lease.

     If Landlord transfers its interest in the Project or this Lease, Landlord may transfer the Security Deposit to its transferee. Upon such transfer, Landlord shall have no further obligation to return the Security Deposit to Tenant, and Tenant's right to the return of the Security Deposit shall apply solely against Landlord's transferee.

     21.  FORCE MAJEURE.  Neither Landlord nor Tenant shall be in default of any
          -------------
of its nonmonetary obligations under this Lease to the extent such party is unable to perform any of its nonmonetary obligations on account of any strike or labor problem, energy shortage, governmental pre-emption or prescription, national emergency, or any other cause of any kind beyond the reasonable control of such party ("Force Majeure"). Force Majeure
                                              -------------
shall not include lack of funds, regardless of the cause.

     22.  NOTICES.  All notices, consents, approvals and other communications to
          -------
be given by one party to the other under this Lease, shall be given in writing, mailed (by United States mail or overnight courier) or personally delivered as follows:

To Landlord as follows:  505 Union Station Ltd.
                         505 Fifth Ave. S., Suite 800
                         Seattle, WA 98104

  with a copy to:             Foster Pepper & Shefelman PLLC
                         1111 Third Avenue, Suite 3400
                         Seattle, Washington 98101
                         Attention:  Bruce Coffey

or to such other person at such other address as Landlord may designate by notice to Tenant.

To Tenant as follows:    WatchGuard Technologies, Inc.
                         316 Occidental Avenue South, Suite 200
                         Seattle, Washington 98104
                         Attention:  Michael C. Piraino, General Counsel

With a copy to:          Perkins Coie LLP
                         1201 Third Avenue
                         Seattle, Washington 98101
                         Attention:  Michael A. Barrett

or to such other person at such other address as Tenant may designate by notice to Landlord.

     Mailed notices shall be sent by United States certified or registered mail, or by a reputable national overnight courier service, postage prepaid. Notices sent by personal delivery shall be deemed to have been given upon actual delivery. Mailed notices shall be deemed to have been given on the earlier of actual delivery or three (3) business days after posting in the United States mail in the case of registered or certified mail, and one business day in the case of overnight courier.

     23.  QUIET POSSESSION.  So long as Tenant is not in default hereunder
          ----------------
(beyond applicable notice and cure periods), Tenant shall enjoy peaceful and quiet possession of the Premises against any party claiming through the Landlord; subject to the terms and conditions of this Lease.

     24.  REAL ESTATE BROKER.  Tenant represents to Landlord that Tenant has not
          ------------------
dealt with any real estate broker with respect to this Lease except for the broker(s) listed in the Schedule, and no other broker is in any way entitled to any broker's fee or other payment in connection with this Lease by reason of having dealt with Tenant. Tenant shall indemnify and defend Landlord against any breach of the foregoing representation. Landlord represents to Tenant that Landlord has not dealt with any real estate broker with respect to this Lease except for the brokers listed in the Schedule, and no other broker is in any way entitled to any broker's fee or other payment in connection with this Lease by reason of having dealt with Landlord. Landlord shall indemnify and defend Tenant against any breach of the foregoing representation. Landlord shall pay all fees and commissions owing to the brokers listed in the Schedule in connection with this Lease. Landlord and Tenant acknowledge that Eric Olmstead of NAI Leibsohn & Company represents the interests of Tenant and Geoff Boguch and Leigh Callaghan of Colliers International represent the interest of Landlord. If Landlord and Tenant execute this Lease, Landlord shall pay NAI Leibsohn & Company a brokerage commission equal to Five Dollars ($5.00) per square foot of the Rentable Square Footage of the Premises, one half of which shall be paid by Landlord within twenty (20) days after Landlord's and Tenant's mutual execution of this Lease and one half of which shall be paid upon Tenant's taking occupancy of the Premises.

     25.  MISCELLANEOUS.
          -------------

         (a)  Successors and Assigns.   Subject to the limits on Tenant's
              -----------------------
assignment contained in Section 17, the provisions of this Lease shall be binding upon and inure to the benefit of all successors and assigns of Landlord and Tenant.

         (b)  Date Payments Are Due.  Except for payments to be made by Tenant
              ----------------------
under this Lease which are due upon demand or are due in advance (such as Base
Rent), Tenant shall pay to Landlord any amount for which Landlord renders a statement of account within twenty (20) days of Tenant's receipt of Landlord's statement.

         (c)  Meaning of "Landlord", "Re-Entry, "including" and "Affiliate".
              --------------------------------------------------------------
The term "Landlord" means only the owner of the Project and the lessor's interest in this Lease from time to time. The words "re-entry" and "re-enter" are not restricted to their technical legal meaning. The words "including" and similar words shall mean "without limitation." The word "affiliate" shall mean a person or entity controlling, controlled by or under common control with the applicable entity. "Control" shall mean the power directly or indirectly, by contract or otherwise, to direct the management and policies of the applicable entity.

         (d)  Time of the Essence.  Time is of the essence of each provision of
              --------------------
this Lease.

         (e)  No Option.  This document shall not be effective for any purpose
              ----------
until it has been executed and delivered by both parties; execution and delivery by one party shall not create any option or other right in the other party.

         (f)  Severability.  The unenforceability of any provision of this Lease
              -------------
shall not affect any other provision.

         (g)  Governing Law.  This Lease shall be governed in all respects by
              --------------
the laws of the state in which the Project is located, without regard to the principles of conflicts of laws.

         (h)  Lease Modification.  Tenant agrees to modify this Lease in any way
              -------------------
reasonably requested by a mortgagee which does not cause increased expense to Tenant or otherwise adversely affect Tenant's interests or rights under this Lease.

         (i) No Oral Modification.  No modification of this Lease shall be
             ---------------------
effective unless it is a written modification signed by both parties.

         (j)  Landlord's Right to Cure. If Landlord breaches any of its
              -------------------------
obligations under this Lease, Tenant shall notify Landlord in writing and shall take no action respecting such breach so long as Landlord promptly begins to cure the breach and diligently pursues such cure to its completion. Landlord may cure any default by Tenant; any reasonable expenses incurred shall become Additional Rent due from Tenant on demand by Landlord.

         (k)  Captions.  The captions used in this Lease shall have no effect on
              ---------
the construction of this Lease.

         (l)  Authority.  Landlord and Tenant each represents to the other that
              ----------
it has full power and authority to execute and perform this Lease.

         (m)  Landlord's Enforcement of Remedies.  Landlord may enforce any of
              -----------------------------------
its remedies under this Lease either in its own name or through an agent.

         (n)  Entire Agreement.  This Lease, together with all Appendices and
              -----------------
the Addendum, constitutes the entire agreement between the parties. No representations or agreements of any kind have been made by either party which are not contained in this Lease.

         (o)  Landlord's Title.   Landlord's title shall always be paramount to
              -----------------
the interest of the Tenant, and nothing in this Lease shall empower Tenant to do anything which might in any way impair Landlord's title.

         (p)  Light and Air Rights.  Landlord does not grant in this Lease any
              ---------------------
rights to light and air in connection with Project. Landlord reserves to itself, the Land, the Building below the improved floor of each floor of the Premises, the Building above the ceiling of each floor of the Premises, the exterior of the Premises and the areas on the same floor outside the Premises, along with the areas within the Premises required for the installation and repair of utility lines and other items required to serve other tenants of the Building.

         (q)  Singular and Plural.  Wherever appropriate in this Lease, a
              --------------------
singular term shall be construed to mean the plural where necessary, and a plural term the singular. For example, if at any time two parties shall constitute Landlord or Tenant, then the relevant term shall refer to both parties together.

         (r)  No Recording by Tenant.  Tenant shall not record in any public
              -----------------------
records any memorandum or any portion of this Lease.

         (s)  Exclusivity.  Landlord does not grant to Tenant in this Lease any
              ------------
exclusive right except the right to occupy its Premises.

         (t)  No Construction Against Drafting Party.  The rule of construction
              ---------------------------------------
that ambiguities are resolved against the drafting party shall not apply to this Lease.

         (u)  Survival.  All obligations of Landlord and Tenant under this Lease
              ---------
shall survive the termination of this Lease.

         (v)  Rent Not Based on Income.  No rent or other payment in respect of
              -------------------------
the Premises shall be based in any way upon net income or profits from the Premises. Tenant may not enter into or permit any sublease or license or other agreement in connection with the Premises which provides for a rental or other payment based on net income or profit.

         (w)  Building Manager and Service Providers.  Landlord may perform any
              ---------------------------------------
of its obligations under this Lease through its employees or third parties hired by the Landlord.

         (x)  Late Charge and Interest on Late Payments. Without limiting the
              ------------------------------------------
provisions of Section 13(a), if Tenant fails to pay any installment of Rent or other charge to be paid by Tenant pursuant to this Lease within five (5) business days after the same becomes due and payable, then for the first such default in any calendar year, Tenant shall pay a late charge equal to Two Thousand Five Hundred Dollars ($2500) and, for any subsequent default during such calendar year, Tenant shall pay a late charge equal to the greater of five percent (5%) of the amount of such payment or $250. In addition, interest shall be paid by Tenant to Landlord on any late payments of Rent from the date due until paid at the rate provided in Section 2(d)(ii). Such late charge and interest shall constitute Additional Rent due and payable by Tenant to Landlord upon the date of payment of the delinquent payment referenced above.

         (y)  Tenant's Financial Statements.  Within ten (10) days after
              ------------------------------
Landlord's written request therefor, Tenant shall deliver to Landlord (if Tenant is then publicly-traded); a copy of the most recent publicly available financial statement; otherwise, Tenant shall provide the current audited annual and quarterly financial statements of Tenant, and annual audited financial statements of the two (2) years prior to the current year's financial statements, each with an option of a certified public accountant and including a balance sheet and profit and loss statement, all prepared in accordance with generally accepted accounting principles consistently applied.

         (z)  Parking.  Tenant shall have the right to use one (1) parking stall
              --------
per 1,000 RSF of the Premises. A maximum of fifteen percent (15%) of such stalls shall be Executive Parking Stalls, and the balance of which shall be Regular Parking Stalls. Tenant shall pay fair market rates for such stalls (currently $225 per month per stall for Executive Parking Stalls and $175 per month per stall for Regular Parking Stalls). Subject to availability, Tenant may rent additional parking stalls during the lease-up phase of the project on a month-to-month basis. Executive Parking Stalls are available 24 hours a day, 7 days a week; Regular Parking Stalls are available 24 hours a day, 7 days a week except for days when a Posted Event is scheduled to occur. On days of Posted Events, Regular Parking Stalls shall be available only during Parking Hours, which shall mean 7 a.m. to 6 p.m. Monday-Friday; and 7 a.m. to 12 noon on Saturdays. Tenant may rent Regular Parking Stalls outside of Parking Hours at the rate then being charged for Posted Events. A schedule of Posted Events for each calendar month shall be posted at the entrances to the garage, in the lobby of the Building and delivered to the reception desks of all tenants of the Building not later than the 15th day of the calendar month preceding the calendar month for which the schedule was prepared. Tenant may park in parking area upon the terms and conditions as may from time to time be established by the operator of such parking area.

     26.  UNRELATED BUSINESS INCOME.  If Landlord is advised by its counsel at
          -------------------------
any time that any part of the payments by Tenant to Landlord under this Lease may be characterized as unrelated business income under the United States Internal Revenue Code and its regulations, then Tenant shall enter into any amendment proposed by Landlord to avoid such income, so long as the amendment does not require Tenant to make more payments or accept fewer services from Landlord, than this Lease provides.

     27.  HAZARDOUS MATERIALS.
          -------------------

          (a) "Hazardous Material" means any substance, waste or material which is deemed hazardous, toxic, a pollutant or a contaminate, under any federal, state, or local statute, law, ordinance, rule regulation, or judicial or administrative order or decision, now or hereafter in effect.

          (b) Tenant shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Premises, the Building and/or the Land by Tenant, its agents, employees, contractors, or invitees without the prior written consent of Landlord. In order to obtain Landlord's consent, Tenant must demonstrate to Landlord's reasonable satisfaction that such Hazardous Material is necessary or useful to Tenant's business and will be used, kept, and stored in a manner that complies with all laws regulating any such Hazardous Material so brought upon or used or kept in or about the Premises. Notwithstanding the foregoing, Tenant shall not be in violation of this provision by its use and storage of standard office products meeting the definition of Hazardous Material, if such products are used by Tenant with due care and in accordance with the instructions of the product manufacturer, in the reasonable and prudent conduct of Tenant's business in the Premises.

         (c) Tenant shall be liable to Landlord for any and all clean-up costs and any and all other charges, fees, and penalties imposed by any governmental authority with respect to Tenant's use, disposal, release, transportation, generation and/or sale of Hazardous Materials or other waste materials in or about the Project. Tenant shall indemnify, defend and save Landlord harmless from any and all costs, fees, penalties and charges assessed against or imposed upon Landlord as a result of Tenant's use, disposal, release, transportation, generation and/or sale of Hazardous Materials or other waste materials in or about the Project.

         (d) Landlord shall be liable to Tenant for any and all clean-up costs and any and all other charges, fees, and penalties imposed by any governmental authority with respect to Landlord's incorporation into the construction of the Building or use, disposal, release, transportation, generation and/or sale of Hazardous Materials or other waste materials in or about the Project. Landlord shall indemnify, defend and save Tenant harmless from any and all costs, fees, penalties and charges assessed against or imposed upon Tenant as a result of Landlord's incorporation into the construction of the Building or use, disposal, release, transportation, generation and/or sale of Hazardous Materials or other waste materials in or about the Project

     28.  TELECOMMUNICATION LINES AND EQUIPMENT.
          -------------------------------------

          (a)  Location of Tenant's Equipment and Landlord.
               -------------------------------------------

             (i) Except for the installation of Lines as contemplated by the final plans and specifications for the initial Tenant Improvements, Tenant may install, maintain, replace, remove and use communications or computer wires, cables and related devices (collectively, the Lines) at the Building in or serving the Premises, only with Landlord's prior written consent, which consent may be withheld in Landlord's sole and absolute discretion. Tenant shall locate all electronic telecommunications equipment serving the Lines within the Premises and shall relocate all Tenants equipment which is located within the Building telephone closets or riser spaces, at Tenants cost, to the Tenants Premises. Any request for consent shall contain detailed plans, drawings and specifications identifying all work to be performed, the estimated time schedule for completion of the work, the identity of the entity that will provide service to the Lines and the identity of the entity that will perform the proposed work (which entity shall be subject to Landlord's reasonable approval). Landlord shall have a reasonable time in which to evaluate the request after it is submitted by Tenant.

             (ii) Without in any way limiting Landlord's right to withhold its consent, Landlord may consider the following factors, among others, in making its determination: (A) the experience, qualifications and prior work practice of the proposed contractor and its ability to provide sufficient insurance coverage for its work at the Building; (B) whether or not the proposed work will interfere with the use of any then existing Lines at the Building; (C) whether or not an acceptable number of spare Lines and space for additional Lines shall be maintained for existing and future occupants of the Building; (D) a requirement that Tenant remove existing abandoned Lines located in or servicing the Premises, as a condition to permitting the installation of new lines; (E) whether or not a default by Tenant is continuing and the applicable notice and cure period has expired under this Lease; (F) whether the proposed work or resulting Lines will impose material, as determined by Landlord in its reasonable discretion, new obligations on Landlord, expose Landlord to liability of any nature or description, increase Landlord's insurance premiums for the Building, create material, as determined by Landlord in its reasonable discretion, liabilities for which Landlord is unable to obtain insurance protection or imperil Landlord's insurance coverage; (G) whether Tenant's proposed service provider is willing to pay reasonable monetary compensation for the use and occupation of the Building; and (H) whether the work or resulting Lines would adversely affect the Land, Building or any space in the Building in any manner.

             (iii) Landlord's approval of, or requirements concerning, the Lines or any equipment related thereto, the plans, specifications or designs related thereto, the contractor or subcontractor, or the work performed hereunder, shall not be deemed a warranty as to the adequacy thereof, and Landlord hereby disclaims any responsibility or liability for the same. Landlord disclaims all responsibility for the condition or utility of the intra-building network cabling ("INC") and makes no representation regarding the suitability of
                  ---
the INC for Tenants intended use.

             (iv) If Landlord consents to Tenant's proposal, Tenant shall (A) pay all costs in connection therewith (including all costs related to new Lines); (B) comply with all requirements and conditions of this Section; (C) use, maintain and operate the Lines and related equipment in accordance with and subject to all laws governing the Lines and equipment. Tenant shall further insure that (I) Tenant's contractor complies with the provisions of this Section and Landlord's reasonable requirements governing any work performed; (II) Tenant's contractor provides all insurance required by Landlord; (III) any work performed shall comply with all laws; and (IV) as soon as the work in completed, Tenant shall submit as-built drawings to Landlord.

             (v) Landlord reserves the right to require that Tenant remove any Lines located in or serving the Premises which are installed in violation of these provisions, or which are at any time in violation of any laws or present a dangerous or potentially dangerous condition (whether such Lines were installed by Tenant or any other party on behalf of Tenant other than Landlord or Landlord's employees, agents or contractors, within ten (10) business days after written notice.

          (b)  Landlord's Rights.  Landlord may (but shall not have the
               -----------------
obligation to):

             (i)    install new lines at the Building;

             (ii)   create additional space for Lines at the Building; and

             (iii) direct, monitor and/or supervise the installation, maintenance, replacement and removal of, the allocation and periodic re-allocation of available space (if any) for, and the allocation of excess capacity (if any) on, any Lines now or hereafter installed at the Building by Landlord, Tenant or any other party (but Landlord shall have no right to allocate excess capacity on Lines installed by or for Tenant or to monitor or control the information transmitted through any such Lines, whether installed by Tenant or any other party).

         (c)  Indemnification.  In addition to any other indemnification
              ---------------
obligations under this Lease but subject to Section 8 above, Tenant shall indemnify and hold harmless Landlord and its employees, agents, officers, and contractors from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including reasonable attorneys fees) arising out of the acts and omissions of Tenant, Tenants officers, directors, employees, agents, contractors, subcontractors, subtenants, and invitees with respect to: (i) any Lines or equipment related thereto serving Tenant in the Building; (ii) any personal injury (including wrongful death) or property damage arising out of or related to any Lines or equipment related thereto serving Tenant in the Building; (iii) any lawsuit brought or threatened, settlement reached, or governmental order, fine or penalty relating to such Lines or equipment related thereto; and (iv) any violations or laws or demands of governmental authorities, or any reasonable policies or requirement of Landlord, which are based upon or in any way related to such Lines or equipment. This indemnification and hold harmless agreement shall survive the termination of this Lease.

         (d)  Limitation of Liability.  Except to the extent arising from the
              ------------------------
gross negligence, breach of this Lease or willful misconduct of Landlord or Landlord's contractors, agents or employees, Landlord shall have no liability for damages arising from, and Landlord does not warrant that the Tenant's use of any Lines will be free from the following (collectively called Line Problems): (i) any shortages, failures, variations, interruptions, disconnections, loss or damage caused by the installation, maintenance, or replacement, use or removal of Lines by or for other tenants or occupants at the Building, by any failure of the environmental conditions or the power supply for the Building to conform to any requirement of the Lines or any associated equipment, or any other problems associated with any Lines by any other cause; (ii) Any failure of any Lines to satisfy Tenants requirements; or (iii) any eavesdropping or wire-tapping by unauthorized parties. Landlord in no event shall be liable for damages by reason of loss of profits, business interruption or other consequential damage arising from any Line Problems. Under no circumstances shall any Line Problems be deemed an actual or constructive eviction of Tenant, render Landlord liable to Tenant for abatement of Rent, or relieve Tenant from performance of Tenants obligations under this Lease. The foregoing notwithstanding, (x) if there occurs a Line Problem that is caused by the gross negligence, willful misconduct or breach of this Lease of Landlord or Landlord's employees, agents or contractors, or (y) if there occurs a Line Problem from any other cause within Landlord's reasonable control and Landlord does not begin to cure such Line Problem to the extent within its reasonable control within five (5) days and thereafter diligently continue such cure to completion, then, in either case, from the fifth (5th) day of the existence of the Line Problem until the service is fully restored, Base Rent payable by Tenant hereunder shall be abated for the portion of the Premises for which normal and customary utilization by Tenant is impractical by reason of the Line Problem.

         (e)  Electromagnetic Fields.  If Tenant at any time uses any equipment
              ----------------------
that may create an electromagnetic field exceeding the normal insulation ratings of ordinary twisted pair riser cable or cause radiation higher than normal background radiation, Landlord reserves the right to require Tenant to appropriately insulate the Lines therefore (including riser cables) to prevent such excessive electromagnetic fields or radiation.

     29.  LIMITATION ON LANDLORD LIABILITY.  In consideration of the benefits
          --------------------------------
accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

         (a) The sole and exclusive remedy shall be against Landlord's interest in the Project, including without limitation, all rents and other revenues and income of the Project, insurance proceeds, condemnation proceeds, financing proceeds and sales proceeds (collectively, "Proceeds");

         (b) No general or limited partner of any partnerships who have any interest in the property, or member or manager or shareholder or Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership or limited liability company);

         (c) No service of process shall be made against any general or limited partner of any partnerships who have any interest in the property, or member or manager or shareholder of Landlord (except as may be necessary to secure jurisdiction of the partnership or limited liability company);

         (d) No limited partner of any partnerships who have any interest in the property, or member or manager or shareholder of Landlord shall be required to answer or otherwise plead to any service or process;

         (e) No judgment will be taken against any limited partner of any partnerships who have any interest in the property, or member or manager or shareholder of Landlord;

         (f) Any judgment taken against any limited partner of any partnerships who have any interest in the property, or member or manager or shareholder of Landlord may be vacated and set aside at any time nunc pro tunc;

         (g) No writ of execution will ever be levied against the asset of any limited partner of any partnerships who have any interest in the property, or member or manager or shareholder of Landlord; and

         (h) These covenants and agreements are enforceable both by Landlord and also by any partner of any partnerships who have any interest in the property, or member or manager or shareholder of Landlord.

     30.  ADDITIONAL LEASE TERMS.  Additional terms, provisions, covenants, and
          ----------------------
agreements of this Lease (if any) are included in the Addendum attached hereto and made a part hereof by this reference.

  IN WITNESS WHEREOF, the parties hereto have executed this Lease.


     LANDLORD:                505 UNION STATION LTD., a Washington
                              corporation



                              By:     /s/ Larry C. Martin
                                 -----------------------------------
                              Name:   Larry C. Martin
                                   ---------------------------------
                              Title:  Vice President
                                    --------------------------------


     TENANT:                  WATCHGUARD TECHNOLOGIES, INC. a
                              Delaware corporation



                              By:     /s/ Steven N. Moore
                                 -----------------------------------
                              Name:   Steven N. Moore
                                   ---------------------------------
                              Title:  CFO
                                    --------------------------------

STATE OF WASHINGTON        |
                           | ss.
COUNTY OF KING             |

     I certify that I know or have satisfactory evidence that Larry C. Martin is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the Vice President of 505 UNION STATION LTD., a corporation, to be the free and voluntary act of such corporation for the uses and purposes mentioned in the instrument.

     Dated this 22nd day of March, 2000.




                                       /s/ Leslee A. Bush
                                       ----------------------------------------
                                       (Signature of Notary)


                                       /s/ Leslee A. Bush
                                       ----------------------------------------
     [NOTARY SEAL]                     (Legibly Print or Stamp Name of Notary)
                                       Notary public in and for the state of
                                       Washington, residing at Bellevue
                                       My appointment expires Feb. 07, 2003

STATE OF WASHINGTON        |
                           | ss.
COUNTY OF KING             |


     I certify that I know or have satisfactory evidence that Steven N. Moore is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the Chief Financial Officer of WATCHGUARD TECHNOLOGIES, INC., a corporation, to be the free and voluntary act of such corporation for the uses and purposes mentioned in the instrument.

Dated this 16th day of March, 2000.


                              /s/ Tricia Lynn Haber
                              --------------------------------------------------
                              (Signature of Notary)


                              Tricia Lynn Haber
                              --------------------------------------------------
                              (Legibly Print or Stamp Name of Notary)
                              Notary public in and for the state of Washington, residing at Seattle
                              My appointment expires October 22, 2003

                                  APPENDIX A
                                  ----------
                                   TO LEASE
                            WatchGuard Technologies

                             Plan Of The Premises

                             --------------------
                             [FLOOR PLAN DIAGRAM]






















































                                  APPENDIX A

                                  APPENDIX B
                                  ----------
                                   TO LEASE
                            WatchGuard Technologies


                             RULES AND REGULATIONS
                             ---------------------

     1. Tenant shall not place anything, or allow anything to be placed near the glass of any window, door, partition or wall which may, in Landlord's judgment, appear unsightly from outside of the Project.

     2. The Project directory shall be available to Tenant solely to display names and their location in the Project, which display shall be as directed by Landlord.

     3. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used by Tenant for any purposes other than for ingress to and egress from the Premises. During the construction of the Tenant Improvements, Tenant shall comply with the requirements of the "505 Union Station - Tenant Improvement Manual" as in effect on the date of the Lease and Appendix D to the Lease with respect to keeping such areas free from obstruction and in a clean and sightly condition and moving supplies, furniture and equipment into the Premises and waste out of the Premises. Thereafter, Tenant shall lend its full cooperation to keep such areas free from all obstruction and in a clean and sightly condition and shall move all supplies, furniture and equipment as soon as received directly to the Premises and move all such items and waste being taken from the Premises (other than waste customarily removed by employees of the Building) directly to the shipping platform at or about the time arranged for removal therefrom. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and Landlord shall, in all cases, retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord, reasonably exercised, shall be prejudicial to the safety, character, reputation and interests of the Project. Neither Tenant nor any employee or invitee of Tenant shall go upon the roof of the Project.

     4. The toilet rooms, urinals, wash bowls and other apparatuses shall not be used for any purposes other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein, and to the extent caused by Tenant or its employees or invitees, the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant to the extent not reimbursed by Landlord's insurance.

     5. Tenant shall not cause any unnecessary janitorial labor or services by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness.

     6. Tenant shall not install or operate any refrigerating (other than standard refrigerators for the incidental storage of employee food and beverages), heating or air conditioning apparatus, or carry on any mechanical business (other than that within the scope of Tenant's permitted use) without the prior written consent of Landlord; use the Premises for housing or lodging purposes; or permit preparation or warming of food in the Premises

                                  APPENDIX B
                                   PAGE B-1

(warming of coffee and individual meals with employees and guests excepted). Tenant shall not occupy or use the Premises or permit the Premises to be occupied or used for any purpose, act or thing which is in violation of any Governmental Requirement or which may be dangerous to persons or property.

     7. Except as permitted under Section 27 of the Lease or, during construction of the Tenant Improvements, the "505 Union Station - Tenant Improvement Manual" as in effect on the date of the Lease, Tenant shall not bring upon, use or keep in the Premises or the Project any kerosene, gasoline or inflammable or combustible fluid or material, or any other articles deemed hazardous to persons or property, or use any method of heating or air conditioning other than that supplied by Landlord.

     8. After the completion of the initial Tenant Improvements, Landlord shall have sole power to direct electricians as to where and how telephone and other wires are to be introduced. After the completion of the initial Tenant Improvements, no boring or cutting for wires is to be allowed without the consent of Landlord, not to be unreasonably withheld. Except for items contemplated by the final plans for the Tenant Improvements, the location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

     9. No additional locks shall be placed upon any doors, windows or transoms in or to the Premises unless Landlord is provided with a passkey thereto. Tenant shall not change existing locks or the mechanism thereof without Landlord's prior approval, not to be unreasonably withheld, and in any event Landlord shall be provided a passkey thereto. Upon termination of the lease, Tenant shall deliver to Landlord all keys and passes for offices, rooms, parking lot and toilet rooms which shall have been furnished Tenant.

     In the event of the loss of keys so furnished, Tenant shall pay Landlord therefor. Tenant shall not make, or cause to be made, any such keys and shall order all such keys solely from Landlord and shall pay Landlord for any keys in addition to the two sets of keys originally furnished by Landlord for each lock.

     10. Tenant shall not install linoleum, tile, carpet or other floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord.

     11. No furniture, packages, supplies, equipment or merchandise will be received in the Project or carried up or down in the freight elevator, except between such hours and in such freight elevator as shall be designated by Landlord uniformly for all tenants of the Building. Tenant shall not take or permit to be taken in or out of other entrances of the Building, or take or permit on other elevators, any item normally taken in or out through the trucking concourse or service doors or in or on freight elevators.

     12. Without the prior written consent of Landlord, not to be unreasonably withheld, Tenant shall not use the name of the Project or any picture of the Project in connection with, or in promoting or advertising the business of, Tenant, except Tenant may use the name and address of the Project as the address of its business.

                                  APPENDIX B
                                   PAGE B-2

     13. Tenant shall cooperate fully with Landlord to assure the most effective operation of the Premises' or the Project's heating and air conditioning, and shall refrain from attempting to adjust any controls, other than room thermostats installed for Tenant's use. Tenant shall keep corridor doors closed.

     14. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage, which may arise from a cause other than Landlord's negligence, which includes keeping doors locked and other means of entry to the Premises closed and secured.

     15. Peddlers, solicitors and beggars shall be reported to the office of the Project or as Landlord otherwise requests.

     16. Tenant shall not advertise the business, profession or activities of Tenant conducted in the Project in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities.

     17. No bicycle or other vehicle and no animals or pets shall be allowed in the Premises, halls, freight docks, or any other parts of the Building except that blind persons may be accompanied by "seeing eye" dogs. Tenant shall not make or permit any noise, vibration or odor to emanate from the Premises, or do anything therein tending to create, or maintain, a nuisance, or do any act tending to injure the reputation of the Building.

     18. Tenant acknowledges that Building security problems may occur which may require the employment of extreme security measures in the day-to-day operation of the Project. Accordingly:

         (a) Landlord may, at any time, or from time to time, or for regularly scheduled time periods, as deemed advisable by Landlord and/or its agents, in their reasonable discretion, require that persons entering or leaving the Project or the Property identify themselves to watchmen or other employees designated by Landlord, by registration, identification or otherwise.

         (b) Tenant agrees that it and its employees will cooperate fully with Project employees in the implementation of any and all security procedures.

         (c) Such security measures shall be the sole responsibility of Landlord, and Tenant shall have no liability for any action taken by Landlord in connection therewith, it being understood that, except as otherwise provided in the Lease, Landlord is not required to provide any security procedures and shall have no liability for such security procedures or the lack thereof.

     19.  Tenant shall not disturb the quiet enjoyment of any other tenant.

     20. Tenant shall not provide any janitorial services or cleaning without Landlord's written consent and then only subject to supervision of Landlord and at Tenant's sole


                                  APPENDIX B
                                   PAGE B-3
responsibility and by janitor or cleaning contractor or employees at all times satisfactory to Landlord.

     21. No equipment, mechanical ventilators, awnings, special shades or other forms of window covering shall be permitted either inside or outside the windows of the Premises without the prior written consent of Landlord, and then only at the expense and risk of Tenant, and they shall be of such shape, color, material, quality, design and make as may be approved by Landlord.

     22. Tenant shall not during the term of this Lease canvas or solicit other tenants of the Building for any purpose.

     23. Except for ordinary personal entertainment devices and ordinary business equipment, such as, without limitation, compact disc players, personal stereos, radios, and televisions, and personal computers with sound capacity, Tenant shall not install or operate any phonograph, musical or sound- producing instrument or device, radio receiver or transmitter, TV receiver or transmitter, or similar device in the Building, nor install or operate any antenna, aerial, wires or other equipment inside or outside the Building, nor operate any electrical device from which may emanate electrical waves which may interfere with or impair radio or television broadcasting or reception from or in the Building or elsewhere, without in each instance the prior written approval of Landlord. The use thereof, if permitted, shall be subject to control by Landlord to the end that others shall not be disturbed.

     24. Tenant shall not exhibit, sell or offer for sale, Rent or exchange in the Premises or at the Project any article, thing or service, except those ordinarily embraced within the use of the Premises specified in Section 6 of this Lease, without the prior written consent of Landlord.

     25. Tenant shall list desks, credenzas, sofas, and other large or heavy pieces of all furniture, equipment and similar articles Tenant desires to remove from the Premises or the Building and deliver a copy of such list to Landlord. Tenant shall either procure a removal permit from the Office of the Building authorizing Building employees to permit such articles to be removed or provide the persons removing such articles with written authorization to remove such articles.

     26. Tenant shall not overload any floors in the Premises or any public corridors or elevators in the Building.

     27. Tenant shall not do any painting in the Premises, or mark, paint, cut or drill into, drive nails or screws into, or in any way deface any part of the Premises or the Building, outside or inside, without the prior written consent of Landlord, not to be unreasonably withheld. Notwithstanding the foregoing, Tenant shall have the right, without Landlord's prior consent, to perform minor surface work and minor surface painting and to hang pictures, etc., weighing not more than 15 lbs. on walls in the Premises; provided that none of the foregoing involves modifications to Building systems.

                                  APPENDIX B
                                   PAGE B-4

     28. Whenever Landlord's consent, approval or satisfaction is required under these Rules, then unless otherwise stated, any such consent, approval or satisfaction must be obtained in advance, such consent or approval may be granted or withheld in Landlord's sole discretion, and Landlord's satisfaction shall be determined in its sole judgment.

     29. Tenant and its employees shall cooperate in all fire drills conducted by Landlord in the Building.

                                  APPENDIX B
                                   PAGE B-5

                                   APPENDIX C
                                   ----------
                                    TO LEASE
                            WatchGuard Technologies


                     LANDLORD'S SHELL AND CORE IMPROVEMENTS
                     --------------------------------------


This section is an outline of materials and finishes provided by Landlord during the construction of the Building.


CORE AREAS
----------

     1.  Elevator Lobbies:
         ----------------

          a. Core walls sheet rocked, taped, mudded, and ready to receive paint.

          b.  Elevator, restroom, and service room doors and frames installed.

          c.  Concrete floors ready for finishes.

          d.  Life safety systems installed per code and operational.

     2.  Restrooms:
         ---------

          a.  Painted gypsum wallboard and ceramic tile walls

          b.  Ceramic tile floors

          c.  Gypsum wall board ceiling and light fixtures

          d.  Solid surface lavatory countertops

          e.  Plumbing fixtures, including drinking fountains

          f.  Life safety systems installed per code and operational.

     3.  Life Safety:
         ------------

          a.  Fire sprinkler riser, code minimum tenant distribution.

          b.  Central life safety system with conduit and wire to floor.

OFFICE AREAS
------------

                                  APPENDIX C
                                   PAGE C-1

     1. Perimeter columns and stub walls (below windows) insulated and metal studs installed.

     2. Concrete floors ready for carpet finish per carpet industry standards; depressions between high spots shall not exceed 1/8" using a 10-foot straight edge.

     3. Ceiling height is designed at 9'-0" to top of window head. Ceiling grid and tile will be installed during tenant improvement as a Tenant expense.

     4. The building's structure is designed for a live loading capacity for the building of 80 pounds per square foot (psf) 15 feet from the core and 50 psf elsewhere. The static load for a typical floor is 83 psf, of which 25 psf is superimposed (i.e., partitions, flooring, sprinklers) and 58 psf is structure itself.

EXIT STAIRS
-----------

     1. Exit stairs sheet rocked, mudded, taped and painted. Metal stair will have only a primer finish.


BLINDS AND ACCENT LIGHTING
--------------------------

     1.   Blinds installed on the south, east and west facing exterior windows.

     2. Accent lighting along the windows at the north curtain wall. This accent lighting will provide tenant lighting along the north wall.


MECHANICAL
----------

     1. Plumbing: Tenant Floors provided with vent and waste stub-outs at four locations and a water stub-out at one location.

     2. HVAC: The building's main cooling system will operate between 7:00 AM and 6:00 PM Monday through Friday and 8:00 AM and 1:00 PM on Saturday, and will not operate on Sundays and holidays.

     a. The Landlord will provide floor-by-floor custom VAV chilled water air handling unit.

     b. The floor-by-floor relief is provided by shell and core relief fans discharging through exterior louvers.

     c. Shell and core medium velocity supply ductwork is provided from the chilled water air handling units to each quadrant of the floor.

                                  APPENDIX C
                                   PAGE C-2

     d. Supplemental chilled water connections are located on each floor in the mechanical room.

     e. The Landlord's building automation system is manufactured and installed by Siemens Building Controls.

               The shell and core mechanical system was designed using the following Code as well as other applicable codes:

                  1997 Seattle Mechanical Code
                  1997 Seattle Building Code
                  1997 Washington State Energy Code with Seattle Amendments 1997 Washington State Ventilation and Indoor Air Quality Code


Design Conditions                         Outdoor                             Indoor
Winter:                                   24 F DB                             70 F DB Occupied
                                                                              60 F DB Unoccupied

Summer:                                   83 F DB                             74 F DB
                                                                              67 F DB

Supply air temperature delivered to VAV boxes:                     49 F DB
Chilled water supply temperature:                                  42 F
Chilled water supply temperature:                                  49 F (for supplemental cooling)

The foregoing design conditions shall be satisfied on the basis of 143 usable square feet per person.


ELECTRICAL
----------

Each floor has a high voltage board (480 V 3 phase/280 V 1 phase) and a low voltage board (208 V 3 phase/ 120 V 1 phase) in each electrical room. Total breakers per floor to be allocated prorata are as follows:

     High Voltage Board
          14 20A single-phase breakers designated for tenant lighting, 10 40A three-phase breakers for tenant HVAC
          84  Single-phase spaces
          16  Single-phase spaces for additional breakers

     Low Voltage Boards
          114  20A single-phase breakers for tenant receptacles
          130  Single-phase spaces for additional breakers

                                  APPENDIX C
                                   PAGE C-3

Power distributed to the panels provides 1.2 watts per square foot for lighting,
5.5 watts connected load per square foot for tenant receptacles and other uses, and sufficient wattage for mechanical and HVAC at 143 usable square feet per person.


ELEVATORS
---------

At least the freight elevator shall be installed and operational at the time Landlord delivers the Premises to Tenant; on or before the actual Commencement Date of this Lease, all planned Building elevators shall be installed and operational.

MISCELLANEOUS
-------------

     1. Each typical office floor will be provided with two fire extinguisher/valve cabinets in the core area.

     2. Exit signs will be installed at exit stair entrances as part of shell and core construction.

     3. Quick response brass pendant sprinkler heads are provided throughout Tenant's space, spaced at approximately one per 144 square feet. The sprinklers are installed directly in the sprinkler piping facing down for future relocation to the tenant ceiling. Tenant shall use concealed sprinkler heads per the Tenant Improvements Manual.

                                  APPENDIX C
                                   PAGE C-4

                                   APPENDIX D
                                   ----------
                                    TO LEASE
                            WatchGuard Technologies


                          TENANT IMPROVEMENT AGREEMENT
                          ----------------------------


1.   DELIVERY OF PREMISES BY LANDLORD
     --------------------------------

     1.1 Except as may be otherwise specifically set forth in this Lease, all Tenant Improvements to be performed at the Premises shall be performed by Tenant at Tenant's expense.

     1.2 Landlord does not warrant any information Landlord may have furnished or will furnish Tenant regarding the Premises. It shall be Tenant's responsibility to verify existing field conditions and measurements of the Premises. Tenant's failure to verify the existing conditions and measurements of the Premises shall not relieve Tenant of any expenses or responsibilities resulting from such failure, nor shall Landlord have any liability or obligations to Tenant arising from such failure.

2.   TENANT IMPROVEMENTS -- GENERAL CRITERIA
     ---------------------------------------

     2.1 Tenant shall construct Tenant's initial improvements to the Premises ("Tenant Improvements") as provided herein. In the event of a conflict between the lease and the more specific provisions of this Appendix D, this Appendix D shall control.

     2.2 Tenant or Tenant's project manager shall perform Tenant Improvements in accordance with all laws including, without limitation, the building codes of the jurisdiction in which the Building is located and all requirements of the Americans with Disabilities Act.

     2.3 Tenant shall prepare its plans and specifications for Tenant Improvements in accordance with this Appendix and Landlord's tenant improvement manual, "505 Union Station -- Tenant Improvement Manual" hereinafter the "Tenant Improvement Manual", as in effect as of the date of this Lease. The Tenant Improvement Manual contains specific criteria for the design and performance of the Tenant Improvements, including the mechanical and electrical Tenant Improvements. The Tenant Improvement Manual contains "Standard Project Details" as issued from time to time with which Tenant shall comply.

     2.4 Tenant Improvements shall be subject to the advance written approval by Landlord as and to the extent required in this Appendix D. Landlord acknowledges review and preliminary approval of the Schematic Plans attached as Appendix D-1. Due to the general nature of the Schematic Plans, Landlord cannot represent that the Building structure or Building systems are adequate to
accommodate Tenant's requirements.   Landlord may require Tenant to remove the
following portions of the Tenant Improvements reflected in the Schematic Plans at expiration or earlier termination of this Lease and to restore any damage resulting from such removal, all at Tenant's expense: all cabling and telephone equipment; local area network

                                  APPENDIX D
                                   PAGE D-1

("LAN") and laboratory spaces and equipment (not including normal demising walls); any commercial quality kitchen(s); and all non-building standard office doorways and doors (except the sliding door shown on the Schematic Plans as "Door/Relite, Option B"), which shall be removed and replaced with building-standard doorways and doors, unless Landlord, upon its review and approval of the Drawings (defined below) advises Tenant that any or all Tenant's contemplated doorways and doors shall not be so removed or replaced. Further, as a condition to its approval of the Final Drawings (defined below), if the Final Drawings materially differ from the Schematic Plans, Landlord may require Tenant to remove additional portions of such Tenant Improvements at expiration or earlier termination of this Lease and to restore any damage resulting from such removal, all at Tenant's expense, if Landlord expressly so notes at the time it approves the Final Drawings.

     2.5 Tenant shall, prior to commencement of Tenant Improvements, obtain all required building and other permits at Tenant's expense and post said permits at the Premises as required.

     2.6 Tenant shall use only new materials for the Tenant Improvements, including improvements, equipment, trade fixtures and all other fixtures. Notwithstanding the foregoing, Tenant may reuse portions of existing improvements subject to Landlord's prior written approval, provided that said approval shall in no manner relieve Tenant from the requirement that all Tenant Improvements comply with this Lease, the Tenant Improvement Manual and all laws. Reuse of existing improvements shall be clearly indicated on Tenant's Drawings (as defined below). Landlord makes no warranty or representation as to the condition or suitability of existing improvements reused by Tenant.

     2.7 Tenant shall make no marks or penetrations into the roof, upper floor decks, exterior walls, or floors, unless approved by Landlord in advance.

     2.8 If any Tenant Improvements being performed by Tenant to connect to Landlord's utilities requires access through the Premises of any other tenant or otherwise will affect any other tenant and Landlord has approved such Tenant Improvements, Tenant shall be responsible for coordinating such Tenant Improvements with the work being performed by such other tenant, including restoring said tenant's premises to its original condition following the Tenant Improvements, and compensating said other tenant for any costs incurred by it on account of such Tenant Improvements.

     2.9 If any Tenant Improvements necessitates any special work, such as, but not limited to, structural modification, increasing the size of electric conduit or telephone service, Landlord, at Landlord's election, may perform such work, and Tenant shall reimburse Landlord the cost thereof plus fifteen percent (15%) thereof for administration, or require Tenant perform the work at Tenant's cost. If Landlord does any Tenant Improvements on behalf of Tenant, Tenant shall pay twenty-five percent (25%) of the anticipated cost to Landlord prior to commencement of the Tenant Improvements and the balance upon completion thereof. Notwithstanding anything to the contrary contained in the Lease or this Appendix D, Tenant is responsible for Tenant's telephone service.

                                  APPENDIX D
                                   PAGE D-2

     2.10 Tenant shall retain Landlord's identification signs or, at Tenant's cost, provide new signs, using Landlord's standards, for Landlord's utilities, valves, and other such devices in the Premises.

     2.11 Landlord may at its election require any aspect of Tenant Improvements to be tested consistent with normal construction practices, and Tenant shall cooperate with any such testing procedure.

     2.12 No approval from Landlord with respect to any aspect of Tenant Improvements shall be valid unless in writing.

     2.13 Tenant, or Tenant's project manager, or, at Tenant's election, the Landlord, shall at Tenant's expense manage the tenant improvement design and construction process in accordance with the process set forth herein and in the Tenant Improvement Manual. If Tenant elects to have Landlord or Landlord's employees or agents provide such management services, Landlord shall be paid a management fee in the amount of three percent (3%) of labor, materials and all other hard and soft costs of the Tenant Improvements which shall be charged against the Allowance. In addition, and regardless of whether Landlord, Tenant, or a third party, manages the design and construction process, Landlord's time and expenses in connection with review and approval of Tenant Improvements shall be reimbursed to Landlord by Tenant in the amount of $100.00 per hour. Furthermore, if Landlord or its employees or contractors performs any Work, Landlord may charge a supervisory fee not to exceed fifteen percent (15%) of labor, material, and all other costs of the Work actually performed by Landlord or its employees or contractors.

3.   PROCEDURES AND SCHEDULES FOR THE COMPLETION OF PLANS AND SPECIFICATIONS
     -----------------------------------------------------------------------

     3.1 All prints, drawing information, and other materials to be furnished by Tenant as required hereinafter, shall be delivered to Landlord. Tenant's preliminary drawings and specifications are herein referred to as the "Design Development Drawings." Tenant's final drawings and specifications are herein referred to as the "Final Contract Drawings". The Design Development Drawings and Final Contract Drawings are sometimes referred to herein as the "Drawings."

     3.2 Tenant shall, at its sole expense, utilize the services of an architect and engineer approved by Landlord, which approval shall not be unreasonably withheld, to prepare all Drawings. Said architect and engineer shall be registered in the state in which the Building is located. All Drawings shall be submitted to Landlord for approval in the form of one (1) set of reproducible sepia prints and three (3) sets of blueline prints. All Final Contract Drawings shall be computer generated on a diskette submitted to the Landlord.

     3.3 Simultaneously with the execution of this Lease, Landlord will furnish Tenant a drawing that shows the dimensions and square footage of the Premises (the "Layout Drawing"). The Layout Drawing shall also show the location of certain existing improvements in the Premises. Landlord has heretofore furnished Tenant with the Tenant Improvement Manual. If, pursuant to the foregoing, Tenant is supposed to receive the Layout Drawing and/or the Tenant

                                  APPENDIX D
                                   PAGE D-3

Improvement Manual, and has not received the same by the date this Lease is fully executed, Tenant shall promptly notify Landlord and Landlord shall furnish said item(s) to Tenant as soon as reasonably possible. Landlord does not warrant the information or measurements shown on the Layout Drawing, or on any other drawings it furnishes to Tenant with respect to the Premises. It shall be the Tenant's responsibility to field measure and field verify all existing conditions at the Building.

     3.4 Tenant shall submit the Design Development Drawings promptly, and in no event later than sixty (60) days after mutual execution hereof. The Design Development Drawings shall include dimensioned interior floor plans, interior elevations, reflected ceiling plan(s), signage design, size and location, furniture layout, and any other work Tenant intends to perform. The Design Development Drawings shall clearly identify and locate equipment requiring plumbing or other specific mechanical systems, areas subject to above-normal floor loads, special floor slab openings, special electrical requirements, and any other major or special features including an outline of specification of special finishes. With the Design Development Drawings Tenant shall submit a color and material board showing quality and location of all finishes. Landlord shall notify Tenant that it approves or disapproves the Design Development Drawings within ten (10) business days after receipt thereof. If Landlord disapproves, Landlord shall specify the reasons for the disapproval. If Landlord disapproves, Tenant shall within ten (10) business days after receipt of Landlord's disapproval, send Landlord revised Design Development Drawings addressing Landlord's comments. This procedure shall be repeated until Landlord has approved the Design Development Drawings. Landlord may give approval "as noted" in which event the changes noted by Landlord shall be deemed incorporated into the Design Development Drawings; provided, if Tenant notifies Landlord within five (5) days thereafter that it does not accept said changes, then the Design Development Drawings shall be deemed disapproved on account of the changes Landlord has requested.

     3.5 Within thirty (30) days after Landlord approves the Design Development Drawings, Tenant shall submit the Final Contract Drawings. The Final Contract Drawings shall include detailed final Drawings for architectural, electrical, mechanical, structural, sprinkler and plumbing and all other Tenant Improvements to be performed by Tenant and shall be prepared consistent with the approved Design Development Drawings. Landlord shall notify Tenant that it approves or disapproves of the Final Contract Drawings within ten (10) business days after receipt thereof. If Landlord disapproves, Landlord shall specify the reasons for the disapproval. If Landlord disapproves, Tenant shall within ten (10) business days after receipt of Landlord's disapproval, send Landlord revised Final Contract Drawings addressing Landlord's comments. This procedure shall be repeated until Landlord has approved the Final Contract Drawings. Landlord may give approval "as noted" in which event the changes noted by Landlord shall be deemed incorporated into the Final Contract Drawings; provided, if Tenant notifies Landlord within five (5) days thereafter that it does not accept said changes, the Final Contract Drawings shall be deemed disapproved on account of the absence of the changes Landlord had requested.

     3.6 Design Development Drawings and Final Contract Drawings shall include, but not be limited to, the items described in Section 1, Final Contract Documents, and Section 2, Drawing Standards, of the Tenant Improvement Manual.

                                  APPENDIX D
                                   PAGE D-4

     3.7 The approval by Landlord or Landlord's agent of any Drawings or of Tenant Improvements shall not constitute an implication, representation or certification by Landlord or Landlord's agent that either said Drawings or Tenant Improvements is accurate, sufficient, efficient or in compliance with insurance and indemnity requirements, or any laws, including but not limited to, code and the Americans with Disabilities Act, the responsibility for which belongs solely to Tenant.

     3.8 In those instances where multiple standards and requirements apply with respect to Tenant Improvements, the strictest of such standards and/or requirements shall control unless prohibited by applicable law.

4.   CONSTRUCTION
     ------------

     4.1 Tenant may not commence any Tenant Improvements until this Lease has been fully executed, Landlord has approved the Final Contract Drawings, a copy of which has been executed by Tenant and delivered to Landlord, all required insurance certificates have been furnished Landlord, all building permits have been obtained, and Tenant has complied with all other requirements herein and elsewhere in this Lease.

     4.2 A representative of Tenant shall meet with Landlord prior to start of construction to discuss construction-related items. Tenant's representative shall contact the Landlord in advance to schedule said meeting at a mutually satisfactory time.

     4.3 Without limitation to any provision of this Lease, prior to commencement of any Tenant Improvements at the Premises Tenant shall furnish Landlord the following:

          (a) The names, addresses, representatives and telephone numbers of the general contractor and all subcontractors ("Tenant's Contractors").

          (b) Amounts of the general contract and each subcontract.

          (c) Certificates of Insurance evidencing the insurance required of Tenant and Tenant's Contractors as provided in this Lease, including this Appendix.

          (d) A copy of the building permit(s).

          (e) A detailed construction schedule.

          (f) Prior to commencement of Tenant Improvements, Tenant shall furnish to Landlord, subject to Landlord's reasonable approval, the following:

              (i) A copy of the executed contract between Tenant and Tenant's general contractor covering all of Tenant's obligations under this Appendix D; and

              (ii) Such contract shall be in form reasonably satisfactory to Landlord.

                                  APPENDIX D
                                   PAGE D-5

          (g) Tenant's general contractor's acknowledgment of receipt of the Tenant Improvement Manual.

          (h) Proof that Tenant's general contractor is licensed to construct Tenant Improvements in the State of Washington.

          (i) A specific job-site safety program, as required by the State of Washington.

     4.4 All Tenant's Contractors shall be union, bondable, licensed contractors, having good labor relations, capable of working in harmony with Landlord's general contractor and other contractors in the Building. Tenant shall coordinate Tenant Improvements with other construction work at the Building, if any. Landlord specifically reserves the right to approve Tenant's Contractors, such approval not to be unreasonably withheld.

     4.5  Intentionally Omitted.

     4.6 Tenant Improvements shall be subject to the inspection of Landlord's representative from time to time during the period in which the Tenant Improvements is being performed.

     4.7 Tenant's general contractor shall maintain at the Premises during construction approved Final Contract Drawings, including all elements then incorporated therein and approved by Landlord, bearing Landlord's approval stamp.

     4.8 Prior to the commencement of construction, Landlord shall have the right to post, in a conspicuous location, on Tenant's Premises, as well as record with the City of Seattle, a Notice of Nonresponsibility.

     4.9  Temporary facilities.

          (a) Landlord shall provide at its cost temporary ventilation for the Premises during construction of the Tenant Improvements.

          (b) Tenant shall make the necessary temporary electrical connections at a source designated by Landlord prior to beginning its Tenant Improvements at the Premises so that it shall have electricity during its construction period. The costs of such electricity shall not be charged to Tenant unless and only to
                                    ---
the extent Tenant's usage exceeds $0.04 per square foot of the Premises per month during construction of the Tenant Improvements.

          (c) If Tenant requires water service during construction and Landlord is able to provide it, Landlord shall do so at a designated location at or near the job site at no cost to Tenant.

          (d) Tenant shall place all trash in trash containers at a pick-up area or areas designated by Landlord. Tenant shall be responsible for breaking down boxes. Tenant shall furnish its own trash containers at its cost unless Landlord elects to furnish the containers.

                                  APPENDIX D
                                   PAGE D-6

Tenant shall provide trash removal service at Tenant's own cost from the pick-up areas unless Landlord elects to provide the trash removal service. Tenant shall not permit trash to accumulate within the Premises or in the corridor or common areas adjacent to the Premises. Should Landlord elect to remove Tenant's trash from the designated pick-up areas for any reason the charge to Tenant for Landlord's provided services shall be reimbursed to Landlord. Tenant shall be solely responsible for removal from Premises and legal disposal of any containers considered as hazardous waste by the local sanitation authority and Tenant shall take all precautions to assure that such containers are not placed in Landlord's disposal containers.

          (e) Landlord may utilize a recycle bin refuse program and, if made available to Tenant, Tenant shall take necessary precautions to sort refuse and to prevent cross contamination of recycle containers.

          (f) Landlord shall provide temporary sanitary facilities at the job site for Tenant's use and charge Tenant a reasonable amount for such service.

          (g) Tenant shall take all necessary precautions to contain construction "wash-up" liquids (such as grout wash, paint wash, etc.) and prevent entry of such liquids into Landlord's sanitary or storm waste system. All construction wash-up shall be conducted at a location designated by Landlord at the job site.

          (h) In the event the Tenant Improvements are being performed concurrent with the construction of the Building shell and core or other tenant spaces, Tenant shall schedule usage of the freight or other Building elevator for conveyance of Tenant's materials with Landlord's general contractor. Landlord shall cause Landlord's General Contractor to make the freight elevator available to Tenant and Tenant's contractor on a regular, equitable basis during Normal Business Hours. If performance of the Tenant Improvements occurs before completion of the initial construction of the Building, use of the freight elevator will be provided by Landlord on a regular basis during Normal Business Hours. Tenant shall coordinate use of the freight or other Building elevator through Landlord's designated representative for such purpose. Except as hereinafter provided for overtime usage, no charges shall be payable to Landlord for such usage. Tenant shall make prior written request to Landlord's designated representative for any overtime scheduling for use of the freight or
other Building elevator.   Provided that same is available, and unless Tenant is
using Landlord's general contractor, Tenant shall pay for all operator overtime incurred during such special period(s). If Tenant requests overtime scheduling for use of the freight or other Building elevator because either Landlord or Landlord's General Contractor has failed to make the freight elevator available on a regular, equitable basis during Normal Business Hours, Tenant shall not be obligated to pay for the costs of such usage, which shall be borne by Landlord.

     4.10 The cost of any Tenant Improvements permitted or required to be performed by Landlord on behalf of Tenant under this Appendix shall become due and payable in full within thirty (30) days after Tenant has been invoiced for same by Landlord and said charges shall be deemed Rent under the Lease.

                                  APPENDIX D
                                   PAGE D-7

     4.11 Upon completion of Tenant Improvements, Tenant shall notify the Landlord. Upon said notification, Landlord's designated representative shall inspect the Premises and, if the Premises are constructed substantially in accordance with the approved Drawings, said representative shall issue a Letter of Acceptance for the Premises. If Landlord believes the Premises have not been constructed in accordance with the approved Drawings, Landlord shall so notify Tenant and Tenant shall promptly correct any such defective construction.
Tenant shall furnish Landlord a copy of a certificate of occupancy for the Premises, either temporary or permanent provided, that the permanent Certificate of Occupancy shall be delivered to Landlord as soon as available from the City.

     4.12 All Tenant Improvements performed by Tenant during its construction period, or otherwise during the Term, shall be performed so as to minimize to the extent reasonably possible any interference with other tenants and the operation of the Building (provided that the foregoing shall not be interpreted to necessarily require that all Tenant Improvements must be performed after normal business hours), and Landlord shall have the right to impose reasonable requirements with respect to timing and performance of the Tenant Improvements in order to minimize such interference. Tenant Improvements causing substantial noise, odor or vibration outside the Premises shall be performed only outside of normal business hours if other tenants or occupants are occupying affected portions of the building for business purposes. Tenant shall take commercially reasonable and customary precautionary steps to protect its facilities and the facilities of others affected by the Tenant Improvements (including Landlord flooring in the vicinity of the Premises) and shall police same properly. Construction equipment and materials are to be located in confined areas and truck traffic is to be routed to and from the site as reasonably and equitably directed by Landlord so as not to burden the construction or operation of the Building. All Tenant Improvements shall be confined to the Premises. Tenant's Contractor shall coordinate with Landlord's on-site representative for the delivery and removal of its equipment and materials. Landlord shall have the right to order Tenant or any Tenant's Contractors who willfully violates the above requirements to cease Tenant Improvements and to remove its equipment and employees from the Building. Tenant and/or Tenant's Contractors shall take commercially reasonable and customary precautions to protect adjacent tenants and tenants on common air distribution systems from airborne dust, dirt and contaminants, VOC's (volatile organic compounds such as paint thinner or varnish vapor) including, if necessary, isolating or otherwise protecting Landlord's central air distribution and return air systems (including return air plenum) from entry of these potential contaminants.

     4.13 It is understood and agreed that Tenant's Contractors and Landlord's contractors shall perform their respective work in a manner and at times that do not impede or delay the other in the performance of the other's work. Tenant and its contractor shall not in the performance of the Tenant Improvements do anything that tends to jeopardize the labor relations of others in the Building. Furthermore, and notwithstanding the generality of the foregoing, if Tenant does not use Landlord's general contractor for completion of the Tenant Improvements, Tenant acknowledges that the Tenant Improvements may take longer to complete than might be the case had Tenant selected Landlord's general contractor, and that any such delays (except to the extent caused by the failure of Landlord or its contractors to reasonably cooperate with Tenant and its contractors after Premises Delivery) shall not be deemed a "Landlord Delay" described below and
                         ---
shall not extend Tenant's build-out period or
      ---

                                  APPENDIX D
                                   PAGE D-8
otherwise delay the Commencement Date. Furthermore, Tenant shall be responsible and shall indemnify, defend, and hold Landlord harmless from and against any and all claims, liability, damages, delays and losses incurred by Landlord due to interference with or delay in completion of the remainder of the Building, the Building shell and core work, and work in other tenant spaces, to the extent caused by Tenant's general contractor's failure, after notice to Tenant and expiration of a commercially reasonable period (under the circumstances) to permit Tenant to cause its contractor to cure such failure, to reasonably cooperate with Landlord's contractors and the contractors of other tenants of occupants in the Building; provided that the foregoing shall specifically exclude (x) any such claims, liability, damages, delays and losses caused by the failure of Landlord or its contractors or the contractors of such other tenants or occupants to reasonably cooperate with Tenant and its contractors, and (y) consequential damages. Any delays in the completion of the Tenant Improvements or the commencement of the Lease term and any damage to any Tenant Improvements caused by Tenant's Contractors shall be at the cost and expense of Tenant. The Commencement Date shall be extended by one (1) day for each day of Landlord Delay, which shall mean, as to any delay experienced by Tenant in connection with its Tenant's Improvements (a) any interference or delay caused by occurrences within the reasonable control of Landlord after Premises Delivery not otherwise permitted under this Lease (i.e. permitted Landlord approval and construction processes applied within scheduled time periods shall not be deemed Landlord Delay); (b) any delay caused by Landlord's failure or refusal to approve or disapprove plans for the Tenant Improvements in excess of the periods set out in this Appendix D; (c) any delay attributable to changes in or additions to Tenant's plans requested by Landlord beyond or after the approval process set forth in this Appendix D; or (d) any other delay in acts or approvals of Landlord required under this Appendix D which are subject to express time periods or deadlines elsewhere in this Lease; provided that the foregoing clauses (a) through (d) shall apply only to the extent that such delay, notwithstanding Tenant's reasonable best efforts to mitigate the delay, actually delays the completion of the Tenant Improvements. Tenant shall notify Landlord as soon as reasonably possible when Tenant becomes aware of an event that it believes constitutes a Landlord Delay. Such notice shall include a description of the matter constituting the Landlord Delay and Tenant's good faith estimate of the length of the Landlord Delay. Tenant also agrees to meet and cooperate with Landlord to seek opportunities to minimize Landlord Delay.

     4.14 Tenant shall cause Tenant's Contractors to maintain during the construction period the following insurance: (i) commercial general liability insurance, with limits of not less than $2 million per occurrence (the portion of such coverage over $1 million may be provided under an umbrella or excess liability policy), for personal injury, bodily injury or death or property damage or destruction, arising out of or relating to the contractor's Tenant Improvements at or in connection with the Premises and completed operations for one (1) year following job completion and shall provide for a waiver of subrogation by the insurance company; (ii) worker's compensation insurance with respect to each contractor's workers at the site or involved in the Tenant Improvements, in the amount required by statute; (iii) employer's liability insurance in the amount of at least $1,000,000.00 per accident and at least $1,000,00.00 for disease, each employee; (iv) comprehensive automobile liability insurance covering all owned, hired or non-owned vehicles, including the loading and unloading thereof, with limits of not less than $2 million per occurrence (the portion of such coverage over $1 million may be provided under an umbrella or excess liability policy); and (v) builder's risk property insurance upon the entire Tenant Improvements to the full replacement cost value

                                  APPENDIX D
                                   PAGE D-9
thereof. Landlord, Landlord's managing agent, and such other parties as designated by Landlord, shall be additional insured under (i), naming owner/Landlord, Tenant, general contractor, and all subcontractors. All insurance required hereunder shall be provided by responsible insurers rated at least A and X in the then current edition of Best's Key Rating Insurance Guide and shall be licensed in the State in which the Building is located. Tenant shall provide, or cause its contractors to provide, such certificates prior to any Tenant Improvements being performed at the Premises. Such certificates shall state that the coverage may not be changed or cancelled without at least thirty
(30) days' prior written notice to Landlord.

     4.15 During the construction of the Tenant Improvements, Landlord will make available at reasonable times and upon reasonable prior notice from Tenant Landlord's chief engineer for the Building or another similarly qualified employee of Landlord to consult with Tenant and Tenant's Contractor with respect to matters involving tie-ins and connections with and coordination between Landlord's Shell and Core Improvements and the Tenant Improvements. In the event Tenant requests that Landlord's chief engineer or other similarly qualified employee be present in the Building or Premises after such person's normal working hours or to provide assistance or services in excess of such person's normal duties, Tenant shall reimburse Landlord for all overtime or extra compensation paid by Landlord to such person as a result of Tenant's request.

     4.16 Tenant shall utilize Landlord's mechanical and structural engineers in connection with the design of the Tenant Improvements on terms mutually agreeable to Tenant and such engineers, all at Tenant's sole cost and expense. Furthermore, Landlord may require Tenant to use Landlord's mechanical, electrical, and structural contractors in connection with the construction of the Tenant Improvements on terms mutually agreeable to Tenant and such contractors, all at Tenant's sole cost and expense. Landlord shall also use commercially reasonable efforts at Tenant's request to make such contractors available for use by Tenant (at no expense to Landlord); provided that the foregoing shall not be interpreted to require Landlord to permit, agree to or
                ---
require any delay in construction and completion of Landlord's Shell and Core Improvements or in the construction and completion of tenant improvements for any other tenant or occupant of the Building.

5.   CONSTRUCTION ALLOWANCE AND PAYMENT
     ----------------------------------

     5.1 Subject to the provisions of this Rider, Landlord shall pay to Tenant a construction allowance (the "Allowance") in an amount up to $30.00 per usable square foot of the Premises, provided that in no event shall the Allowance exceed the actual cost of the Tenant Improvements performed by Tenant (including space planning, construction drawings, and WSST, provided that a maximum of $2.00 per usable square foot of such $30.00 may be applied toward costs for initial space planning, programming, preparation of construction documents and interior design services). The Allowance may be paid directly to Tenant (or, at Tenant's request and upon submittal of invoices for payment, directly to Tenant's contractor(s)) within thirty (30) days after the request of Tenant, provided that Tenant is not then in default under this Lease, and provided further that payments of the Allowance shall be further subject to the following:


                                  APPENDIX D
                                   PAGE D-10

          (a) With respect to all requests for payment prior to completion of
              ---------------------------------------------------------------
the Tenant Improvements:
------------------------

              (i) Tenant has furnished Landlord with a certificate from Tenant's architect stating that Tenant has theretofore performed all the Tenant Improvements for which that portion of the Allowance is being requested in accordance with the approved plans and specifications and in accordance with all other applicable provisions of this lease;

              (ii) Tenant has either (x) fully paid for all of the Tenant Improvements theretofore performed (or such amounts have been paid by Landlord, or will be paid by Landlord, directly to Tenant's contractor with the requested installment) and has furnished to Landlord a certificate from an officer of Tenant stating that all the Tenant Improvements theretofore performed has been paid for and setting forth the total amount that was spent on the Tenant Improvements, or (y) included with its installment request invoices from its contractor(s) showing the claimed amount of the work theretofore performed for which payment is being sought;

              (iii) Tenant has furnished Landlord a copy of the original, valid, partial mechanic's lien releases from the general and all other contractors and suppliers who performed Tenant Improvements or furnished supplies for or in connection with Tenant's Tenant Improvements at the Premises with respect to contracts in excess of $2,000.00 covering all of the Tenant Improvements theretofore performed and such other evidence, including, without limitation, the general contractor's sworn statement, as Landlord may reasonably request to evidence that no liens can arise from the Tenant Improvements theretofore performed;

              (iv) Tenant has furnished Landlord (a) an affidavit from Tenant listing all contractors and suppliers whom Tenant has contracted with in connection with the Tenant Improvements, together with the cost of each contract, and (b) an affidavit from Tenant's general contractor listing all subcontractors and suppliers whom the general contractor has contracted with in connection with the Tenant Improvements, together with the cost of each contract; and

              (v) Tenant shall not be in default under the Lease beyond any applicable cure period.

          (b) With respect to the final request for payment:
              ---------------------------------------------

              (i) Tenant has furnished to Landlord a certificate from Tenant's architect, stating that Tenant has theretofore performed all the Tenant Improvements in accordance with the approved plans and specifications and in accordance with all other applicable provisions of this Lease, including, but not limited to, the completion of all punchlist items;

              (ii) Tenant has furnished Landlord (a) an affidavit from Tenant listing all contractors and suppliers whom Tenant has contracted with in connection with the Tenant Improvements, together with the cost of each contract, and (b) an affidavit from Tenant's

                                  APPENDIX D
                                   PAGE D-11
general contractor listing all subcontractors and suppliers whom the general contractor has contracted with in connection with the Tenant Improvements, together with the cost of each contract;

              (iii) Tenant has obtained a certificate of occupancy with respect to the Premises;

              (iv) Tenant has either (x) fully paid for all of the Tenant Improvements theretofore performed (or such amounts have been paid by Landlord, or will be paid by Landlord, directly to Tenant's contractor with the requested installment) and has furnished to Landlord a certificate from an officer of Tenant stating that all the Tenant Improvements theretofore performed has been paid for and setting forth the total amount that was spent on the Tenant Improvements, or (y) included with its installment request invoices from its contractor(s) showing the claimed amount of the work theretofore performed for which payment is being sought;

              (v) Tenant has furnished Landlord with a copy of the original, valid, unconditional mechanic's lien releases from the general and all other contractors and suppliers who performed Tenant Improvements or furnished supplies for or in connection with Tenant Improvements at the Premises (including all parties listed in the affidavits referenced in item (c)(ii) above) covering all of the Tenant Improvements and such other evidence as Landlord may reasonably request to evidence that no liens can arise from the Tenant Improvements;

              (vi) receipt by Landlord of an Air Balance Report if required by the Lease or by Landlord;

              (vii) receipt by Landlord from Tenant of an updated diskette of Tenant's as-built Drawings;

              (viii) Tenant shall not be in default under the Lease beyond any applicable cure period;

              (ix) the execution by Tenant and delivery to Landlord of Tenant's estoppel certificate or statement as described in the Lease and stating, in part (subject to a specific statement of any applicable exceptions), that Tenant reserves no rights for claims, offsets, or back-charges;

              (x) receipt by Landlord from Tenant of all certificates of insurance required under the Lease;

              (xi)   the opening by Tenant of its business in the Premises; and

              (xii) such other documents as may be reasonably required by Landlord, mortgagee(s) or the title company.

All documents required pursuant hereto shall be delivered to the Landlord at Landlord's address for notices as set forth in the Lease.

                                  APPENDIX D
                                   PAGE D-12

     5.2 Tenant shall have paid Landlord any and all costs payable by Tenant under the Lease, or, if applicable, Landlord and Tenant shall have agreed in writing to an offset against the Allowance for such amounts. Any improvements or Tenant Improvements done or authorized by the Tenant or performed to Tenant's account, the cost of which remains unpaid at the time the Allowance is otherwise payable, and any accrued Rent which remains unpaid at the time the Allowance is payable, will be deducted from any Allowance payment of Landlord to Tenant and Landlord may hold the same as security against any liens arising therefrom or Landlord may pay such unpaid costs for and on behalf of Tenant.

     5.3 In addition to Tenant's estoppel certificate, Tenant shall, upon request by Landlord or any Lender of Landlord, promptly execute and deliver to Landlord or such Lender, or such other party as either shall specify, a certificate certifying whichever of the following is then true: that the Allowance has been paid in full by Landlord to Tenant; that the Allowance or a portion thereof is due and payable by Landlord to Tenant specifying such due and payable amount; that one or more of the conditions precedent set forth in
Section 1 hereof has not been met, specifying such unmet condition or conditions; that the Allowance has been offset by a certain amount payable by Tenant to Landlord pursuant to Sections 1 or 2 hereof, specifying the amount of the offset.

                                  APPENDIX D
                                   PAGE D-13

                                 APPENDIX D-1
                                 ------------
                                   TO LEASE
                            WatchGuard Technologies

                    Schematic Plans for Tenant Improvements
                    ---------------------------------------

                 [Diagrams of Tenant Improvements to Be Made]
























































                                 APPENDIX D-1

                                   APPENDIX E
                                   ----------
                                    TO LEASE
                            WatchGuard Technologies

                   Mortgages Currently Affecting The Project
                   -----------------------------------------



Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases and Rents between 505 Union Station Ltd., as grantor, Rainier Credit Company, as trustee, and Bank of America, N.A., doing business in Washington as Seafirst Bank, as beneficiary, recorded under King County Recording No. 19990929000963.

  Beneficiary's Mailing Address:  c/o Seafirst Bank
                                  Seattle Private Banking (CSC-47)
                                  701 Fifth Avenue, 47th Floor
                                  Seattle, Washington  98104

                                  APPENDIX E

                                   APPENDIX F
                                   ----------
                                    TO LEASE
                            WatchGuard Technologies

                         COMMENCEMENT DATE CONFIRMATION
                         ------------------------------


Landlord:    505 UNION STATION LTD., a Washington corporation

Tenant:      WatchGuard Technologies, Inc., a Delaware corporation

  This Commencement Date Confirmation is made by Landlord and Tenant pursuant to that certain Lease dated as of _________, 2000 (the "Lease") for certain premises known as Suite ____ in the building commonly known as 505 Union Station (the "Premises"). This Confirmation is made pursuant to Item 9 of the Schedule to the Lease.

  1.  Lease Commencement Date, Termination Date.  Landlord and Tenant hereby
      -----------------------------------------
agree that the Commencement Date of the Lease is _____________, 2000, and the Termination Date of the Lease is _______________, _____.

  2.  Incorporation.  This Confirmation is incorporated into the Lease, and
      -------------
forms an integral part thereof. This Confirmation shall be construed and interpreted in accordance with the terms of the Lease for all purposes.


     TENANT:                     WATCHGUARD TECHNOLOGIES, INC., a
                                 Delaware corporation


                                 By:_________________________________
                                 Name:_______________________________
                                 Title:______________________________


     LANDLORD:                   505 UNION STATION LTD., a Washington
                                 corporation


                                 By:_________________________________
                                 Name:_______________________________
                                 Title:______________________________

                                  APPENDIX F

                                   APPENDIX G
                                   ----------
                                    TO LEASE
                            WatchGuard Technologies

                               Legal Description
                               -----------------


Unit 1, Union Station, a Condominium recorded in Volume 150 of Condominiums, pages 37 through 45, according to the Declaration thereof, recorded under King County Recording No. 9807280839 and any amendments thereto; situate in King County, Washington.

                                  APPENDIX G

                                    ADDENDUM
                                    --------
                                    TO LEASE
                            WatchGuard Technologies


                             Additional Lease Terms
                             ----------------------


  This Addendum is made a part of the Lease between 505 UNION STATION LTD., a Washington corporation ("Landlord"), and WATCHGUARD TECHNOLOGIES, INC. ("Tenant") dated March 1, 2000 (the "Lease"). Undefined terms used herein shall have the meanings set forth in the Lease. The following terms, covenants, and agreements are made a part of the Lease (if a provision of this Addendum conflicts with any provision contained in the Lease, then the provision of this Addendum shall control):

1.   Option to Extend. Landlord does hereby grant to Tenant the right,
     ----------------
privilege, and option to extend this Lease for one (1) period of five (5) years (the "Extended Term") from the date of expiration of the initial Term hereof, upon the same terms and conditions as herein contained, except as to "Basic Rent" which shall be determined in accordance with the following paragraph. In the event Tenant desires to exercise its option to extend this Lease, then at least twelve (12) months prior to the expiration of the Term hereof, Tenant shall give Landlord a written notice binding upon Tenant (the "Extension Notice"), which shall set forth the name of the parties, the Lease date, and the option period and dates of which Tenant is exercising. If Tenant exercises its extension option in the manner set forth herein, Landlord and Tenant shall promptly execute and deliver an amendment to the Lease. In the event that Tenant fails to give the Extension Notice as set forth herein, then Tenant's right to extend this Lease shall terminate and be of no further force and effect.

  The rent reserved herein, i.e., the "Basic Rent", during the Extended Term shall be set at a figure which is equal to the then prevailing fair market rental value for the Premises at the time of commencement of said Extended Term, as determined by mutual agreement between Landlord and Tenant, or by arbitration in accordance with the provisions of this Lease. Not later than thirty (30) days after Tenant delivers the Extension Notice, Landlord shall give Tenant Landlord's proposed determination of the fair market rental value for the Premises for the Extended Term. If Landlord and Tenant are unable to agree upon said fair market rental value within sixty (60) days after Landlord's receipt of the Extension Notice, then the matter shall be determined by arbitration pursuant to the terms of this Subsection. The parties agree to a standard of good faith and reasonableness in their attempts to affirmatively resolve the issue of Basic Rent. Notwithstanding anything to the contrary in this Lease, Landlord and Tenant agree that under no circumstances shall the Basic Rent be less during the Extended Term than during the Lease Year immediately prior to the Extended Term.

  Arbitration, if required, shall be before one disinterested arbitrator if one can be mutually agreed upon as hereinafter provided, otherwise before three disinterested arbitrators, one to be named by the Landlord, one by the Tenant as hereinafter provided and one by the two thus chosen. Within fifteen (15) days of their selection, if Landlord and Tenant are unable to agree upon the fair market rental value of the Premises within sixty (60) days after Landlord's receipt of the Extension Notice, then either Landlord or Tenant (the "Initiating

                                   ADDENDUM

Party") may thereafter initiate arbitration by delivering to the other (the "Receiving Party") a notice (the "Initiation Notice") requesting arbitration and naming a proposed arbitrator. Within fifteen (15) days after the Initiation Notice is given, the Receiving Party shall give notice to the Initiating Party stating whether the proposed arbitrator is acceptable to the Receiving Party and, if the proposed arbitrator is not acceptable, identifying an alternative arbitrator who would be acceptable. Within fifteen (15) days after receipt of the Receiving Party's response, if other than an approval of the arbitrator proposed by the Initiating Party, the Initiating Party shall give notice to the Receiving Party, stating whether the alternative arbitrator proposed by the Receiving Party is acceptable to the Initiating Party. If either the Receiving Party or the Initiating Party fails to disapprove the arbitrator proposed by the other within the time period provided or if the Receiving Party disapproves the arbitrator proposed by the Initiating Party but fails in its notice of disapproval to propose an alternative arbitrator, the proposed arbitrator shall be deemed approved. Once approved or deemed approved, an arbitrator proposed by either the Initiating Party or the Receiving Party shall promptly determine the fair market value of the Premises for the Extended Term, taking into account all economic factors deemed relevant by such arbitrator. If an arbitrator is not approved or deemed approved by the foregoing procedure, then each of the Initiating Party and the Receiving Party shall select an arbitrator and give notice to the other of such selection within fifteen (15) days after the Initiating Party gives notice to the Receiving Party of the Initiating Party's disapproval of the alternative arbitrator proposed by the Receiving Party. Each arbitrator so selected shall have at least ten years professional experience as a licensed real estate broker and achieved "MAI" status in the American Institute of Real Estate Appraisers. In determining the fair market rental value for the Premises the arbitrator or arbitrators shall determine the controversy in accordance with the laws of the State of Washington as set forth in RCW 7.04 et. seq., or its successor statute, insofar as they are not inconsistent with the provisions herein. The parties agree further that the arbitration proceeding shall be subject to Washington Mandatory Arbitration, Rule 5.2. The expenses of arbitration shall be shared equally by Landlord and Tenant. Each party shall be responsible for its own attorneys' fees in the arbitration process. Except as otherwise provided herein, any dispute or controversy concerning the fair market rental value shall be settled by arbitration in accordance with the Real Estate Valuation Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitrators shall make their determination within sixty (60) days of the selection of the third arbitrator.

  If Landlord and Tenant are unable to agree upon the Basic Rent for the Extended Term pursuant to these Option to Expand provisions, Tenant will, during such extended term, pay Basic Rent at a rate equivalent to the lesser of (a) the fair market rent initially proposed by Landlord and (b) a fifty percent (50%) increase of the Basic Rent in effect immediately prior to the extended term in question until the parties agree upon the new Basic Rent, or until the Basic Rent is determined in arbitration pursuant to this Subsection. The amount of the new Basic Rent for the applicable extended term will be applied retroactively to the beginning of such extended term, and any rent adjustment will be made in connection with the next installment of Basic Rent due, following conclusion of arbitration.

  Any option to extend the Lease term is personal to Tenant and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Tenant or an

                                   ADDENDUM
assignee pursuant to an assignment permitted under Section 17(d) of the Lease. The option herein granted to Tenant is not assignable separate and apart from this Lease.

  Notwithstanding anything to the contrary set forth above, Tenant shall not have the right to exercise any extension option if:

     (a) During the time commencing from the date Landlord gives to Tenant a written notice that Tenant is in default under any provisions of this Lease, and continuing until the default alleged in said notice is cured; or

     (b) During the period of time commencing on the day after a monetary obligation to Landlord is due from Tenant and unpaid (without any necessity for notice thereof to Tenant) continuing until the obligation is paid; or

     (c) In the event that Tenant has, three (3) or more times during the twelve (12) calendar month period preceding the date of Tenant's notice of exercise, failed to pay rent and/or any other charges or expenses required under the terms of this Lease and a late charge has become payable for any one of such defaults under Section 26(x).

  The period of time within which the option may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise the option because of the foregoing provisions and/or restrictions.

  All rights of Tenant under the provisions of this option shall terminate and be of no further force or effect even after Tenant's due and timely exercise of the option, if after such exercise, but prior to the commencement date of the new term, (1) Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of thirty (30) days after such obligation becomes due (without any necessity of Landlord to give notice thereof to Tenant); or (2) Tenant fails to commence to cure a default within thirty (30) days after the date Landlord, during the term of this Lease, gives notice to Tenant of such default.

2.   Tenant Signage.  Tenant shall have signage on the Building directory at
     --------------
Landlord's cost. As part of the Tenant Improvement Allowance, Landlord shall provide Tenant signage at the suite entrance and at the elevator lobby of any floor on which Tenant occupies space. All of Tenant's signage shall be subject to the reasonable review and approval of Landlord and the rules and requirements of applicable government authorities.

3.   Right of Second Offer.  Provided that Tenant is not then in default
     ---------------------
hereunder (beyond applicable notice and cure periods), and provided that Landlord has not issued two (2) or more notices of default for nonpayment of Rent during the twelve (12) calendar month period preceding the date of Landlord's notice described below, Tenant shall have, during the initial Term, the right of second offer to lease the space located on the second (2nd) floor of the Building ("Option Space"). Landlord represents and covenants that, except for the rights of Willis of Seattle, Inc. pursuant to a Lease Agreement dated prior to the date of this Lease, Tenant's right to lease the Option Space is not and shall not be limited, in conflict with, or otherwise affected by, any options on the Option Space entered into prior to or after the date of mutual execution of this Lease, unless Tenant has not exercised its right as described in this Section. The Option Space, encompassing approximately 8,506 square feet of rentable floor

                                   ADDENDUM
area, is cross-hatched on Appendix A.  If at any time during the initial Term,
                          ----------
Landlord shall receive a bona fide offer from any third-person to lease the Option Space, which offer Landlord shall desire to accept, or all or any part of the Option Space becomes available for lease, then Landlord shall promptly notify Tenant of the existence of such offer (but Landlord shall not be obligated to disclose the economic or other terms of the third party offer) or the availability of such portion of the Option Space. Tenant may, within ten
(10) business days thereafter, propose to Landlord the terms and conditions under which Tenant desires to Lease the Option Space (or such portion thereof that is identified in Landlord's notice), which offer Landlord may accept, counter, or reject in its sole discretion. Failure of Tenant to exercise its option within the prescribed time shall waive Tenant's right as to the space described in Landlord's notice Landlord shall have the right to lease the Option Space to the third-party making that offer or to any other third party or not at all. Tenant's right of second offer during the initial Term shall continue as to the Option Space and the procedure described in this paragraph shall be followed if there is a failure to enter into a lease with any other third party within one hundred twenty (120) days following the date of Landlord's notice, or if the subject Option Space again becomes available at the termination of a lease.

  This option is personal to Tenant and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Tenant or an assignee under an assignment permitted under Section 17(d) of this Lease.
The option herein granted to Tenant is not assignable separate and apart from this Lease.

  Tenant's right of second offer to lease the Option Space shall expire and be of no further force or effect upon the termination of the Initial Term.

4.  Letter of Credit.  As security for the performance of Tenant's obligations
    ----------------
under this Lease, including without limitation the payment of all Rent due hereunder, Tenant shall deliver to Landlord upon mutual execution hereof an irrevocable and unconditional letter of credit (the "Letter of Credit") in the amount of $1,500,000.00 and issued by a financial institution ("Bank") that is reasonably satisfactory to Landlord but that in any event (a) has not less than $1 billion in total assets, (b) has a financial rating of not less than 60 as rated by Sheshunoff Information Services, Inc. (or any equivalent rating thereto from any successor or substitute rating service selected by Landlord), (c) has at least an investment grade rating on its senior long term debt from each of Standard and Poors Ratings Services, Inc., a division of the McGraw-Hill Companies, Inc., and Moody's Investors Service, Inc., and (d) is either a local financial institution or has local correspondent such that draws on the Letter of Credit can be made within the state in which the Premises are situated. Notwithstanding the foregoing, Landlord hereby approves Silicon Valley Bank for issuance of the Letter of Credit. Upon the occurrence of the Commencement Date, the face amount of the Letter of Credit shall be increased to $3,000,000.00 or an additional letter of credit issued by Bank in the face amount of $1,500,000 shall be provided (in which event, both of such letters of credit shall be referred to herein collectively as the "Letter of Credit"). If Tenant is ever in a continuing material default hereunder beyond applicable notice and cure periods, or if the sum of Tenant's cash and cash equivalents ever decreases below $7,000,000.00, then Tenant,

                                   ADDENDUM
within ten (10) days after request from Landlord, shall increase the face amount of the Letter of Credit by an additional $2,100,000.00 or provide an additional letter of credit in such amount until such time as such material default is cured and/or the sum of Tenant's cash and cash equivalents exceeds $7,000,000.00, at which time the additional $2,100,000.00 shall be released and returned to Tenant.

  Notwithstanding the foregoing, at the commencement of the sixth Lease Year, and on each subsequent anniversary thereof until the end of the initial term hereof, the face amount of the Letter of Credit may be reduced by $600,000.00 (provided that Landlord may still elect to require Tenant to provide the additional $2,100,000.00 Letter of Credit if Tenant is ever in a continuing material default hereunder beyond the applicable notice and cure period or if the sum of Tenant's cash and cash equivalents ever decreases below $7,000,000.00).

  Landlord shall have the right to draw upon the Letter of Credit or any renewal or extension thereof, in whole or in part, upon the occurrence of any one or more of the following events, each of which shall be deemed a default under this
Lease:

     (1) The occurrence of a material default under this Lease that is continuing after expiration of the applicable notice and cure period; or

     (2) Tenant's failure to deliver to Landlord, no less than 30 days prior to the expiration date of the Letter of Credit or any renewal or extension thereof, a renewal or extension of the Letter of Credit for a term of not less than one year; or

     (3) Receipt of notice from the Bank that it will not be extending the terms of the Letter of Credit or otherwise intends to terminate the Letter of Credit prior to expiration of the Term of this Lease, unless Tenant provides a substitute Letter of Credit from another financial institution reasonably acceptable to Landlord in its sole discretion at least ten (10) business days prior to the termination of the existing Letter of Credit; or

     (4) Any action by Tenant or the Bank which, in Landlord's discretion, reasonably exercised, may jeopardize its rights to draw on the Letter of Credit.

  Proceeds of any draw upon the Letter of Credit may be applied by Landlord to the payment of accrued and unpaid rent, additional rent, interest, late charges, or any other obligation then due and owing and arising out of Tenant's obligations to Landlord under this Lease, in such manner as Landlord in its sole discretion, deems appropriate. Unapplied proceeds shall be held as a "security deposit" pursuant to Section 20 of the Lease. Landlord shall release its rights in the Letter of Credit and surrender the Letter of Credit to the Bank upon payment in full of all sums due under this Lease. Landlord shall have sole authority and discretion to draw under the Letter of Credit in accordance with the terms thereof and hereof. Within thirty (30) days after any such draw, Tenant shall reinstate the amount available under the Letter of Credit to the required amount as provided herein.

                                   ADDENDUM
                                    PAGE 5